As filed pursuant to Rule 497(c)
Under the Securities Act of 1933
Registration No. 333-145064

PROSPECTUS

MAY 1, 2008

INTELLIGENT VARIABLE ANNUITY

Individual Flexible Premium Deferred Variable Annuity Contract Funded Through TIAA-CREF Life Separate
Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the Intelligent Variable Annuity, an individual flexible premium deferred variable annuity contract offered by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and funded through the TIAA-CREF Life Separate Account VA-1 (the “Separate Account”). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

The Contract is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment of those funds as lifetime income or through other payment options. When you purchase a Contract through any tax-qualified retirement plan, the Contract does not provide any tax-deferred treatment of earnings beyond the treatment provided by the plan. Accordingly, you should purchase a Contract through a qualified plan for other reasons and benefits offered by the Contract.

Whether the Contract or certain investment options are available to you is subject to approval by regulatory authorities in your state.

You may allocate your Premiums and Accumulation Value to the Investment Accounts of the Separate Account, each of which in turn, invests in one of the following mutual funds (“Portfolios”).

TIAA-CREF Life Bond Fund	Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares
TIAA-CREF Life Growth Equity Fund	Jennison 20/20 Focus Portfolio—Class II
TIAA-CREF Life Growth & Income Fund	Natural Resources Portfolio—Class II
TIAA-CREF Life International Equity Fund	Value Portfolio—Class II
TIAA-CREF Life Large-Cap Value Fund	Legg Mason Partners Variable Aggressive Growth Portfolio—Class I
TIAA-CREF Life Money Market Fund TIAA-CREF Life Real Estate Securities Fund	Legg Mason Partners Variable Global High Yield Bond Portfolio— Class I
TIAA-CREF Life Small-Cap Equity Fund	Legg Mason Partners Variable Small Cap Growth Portfolio—Class I
TIAA-CREF Life Social Choice Equity Fund	MFS Growth Series—Initial Class[1]
TIAA-CREF Life Stock Index Fund	MFS Global Equity Series—Initial Class
Calamos Growth and Income Portfolio	MFS Investors Growth Stock Series—Initial Class
Credit Suisse Commodity Return Strategy Portfolio	MFS Utilities Series—Initial Class
Credit Suisse Global Small Cap Portfolio Credit Suisse Small Cap Core I Portfolio	Neuberger Berman Advisers Management Trust Partners Portfolio—I Class
Delaware VIP Diversified Income Series— Standard Class	Neuberger Berman Advisers Management Trust Regency Portfolio—I Class
Delaware VIP International Value Equity Series—Standard Class	PIMCO VIT All Asset Portfolio—Institutional Class
Delaware VIP Small Cap Value Series—Standard Class	PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class
Franklin Income Securities Fund—Class 1	PIMCO VIT Real Return Portfolio—Institutional Class
Franklin Small-Mid Cap Growth Securities	PVC Equity Income Account I—Class 1[2]
Fund—Class 1	PVC MidCap Stock Account—Class 1
Mutual Shares Securities Fund—Class 1	Royce Capital Fund Micro-Cap Portfolio—Investment Class
Templeton Developing Markets Securities Fund—Class 1	Royce Capital Fund Small-Cap Portfolio—Investment Class
Janus Aspen Forty Portfolio—Institutional Shares	Wanger International[3]
Janus Aspen International Growth Portfolio—Institutional Shares	Wanger Select
Janus Aspen Mid Cap Value Portfolio—Institutional Shares	Wanger USA[4]

(1)	Formerly, MFS Emerging Growth Series.
(2)	Effective May 17, 2008, the PVC Equity Income Account I—Class 1 will change its name to PVC Equity Income Account.
(3)	Prior to June 1, 2008, the Portfolio is named the Wanger International Small Cap.
(4)	Prior to June 1, 2008, the Portfolio is named the Wanger U.S. Smaller Companies.

As with all variable annuities, your Accumulation Value can increase or decrease, depending on how well the Investment Account’s Portfolio investment performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk. Note that not all Portfolios are available in all states.

Separate prospectuses for the Portfolios accompany this prospectus. They provide more information about the Portfolios listed above. Note that the accompanying prospectuses for the Portfolios may provide information for other portfolios that are not available through the Contract. When you consult the accompanying prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

More information about the Separate Account and the Contract is on file with the Securities and Exchange Commission (“SEC”) in a “Statement of Additional Information” (“SAI”) dated the same date as this prospectus. You can receive a free SAI by calling 877 694-0305. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a Website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Separate Account.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus describes the variable annuity issued by TIAA-CREF Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

Intelligent Variable Annuity Prospectus	1

DEFINITIONS

Throughout the prospectus, “TIAA-CREF Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any Contractowner or any prospective Contractowner.

The terms and phrases below are defined so you’ll know precisely how we’re using them. To understand some definitions, you may have to refer to other defined terms.

1940 Act.  The Investment Company Act of 1940, as amended.

Administrative Office.  The office you must contact to exercise any of your rights under the Contract. You should send all payments and requests to: TIAA-CREF Life Insurance Company, P.O. Box 724508, Atlanta, Georgia, 31139; Telephone: 877 694-0305.

Accumulation Period.  The period that begins with your first Premium and continues as long as you still have an amount accumulated in the Separate Account.

Accumulation Unit.  A share of participation in the Separate Account.

Accumulation Value.  The total value of your Accumulation Units.

Annuitant.  The natural person whose life is used in determining the annuity payments to be received. The Annuitant may be the Contractowner or another person.

Beneficiary.  Any person or institution named to receive benefits if you die during the Accumulation Period or if you die while any annuity income or death benefit payments remain due. You don’t have to name the same Beneficiary for both of these two situations.

Business Day.  Any day the New York Stock Exchange (NYSE) is open for trading. A Business Day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Contract.  The individual, flexible premium, deferred variable annuity contract described in this prospectus.

Contractowner or Owner.  The person (or persons) who controls all the rights and benefits under a Contract.

General Account.  All of our assets other than those allocated to the Separate Account or to any other TIAA-CREF Life Separate Account.

Income Option.  Any of the ways you can receive annuity income. It is also referred to as an “annuity option.”

Internal Revenue Code (IRC).  The Internal Revenue Code of 1986, as amended.

Investment Account.  A sub-account of the Separate Account that invests its assets in shares of a corresponding Portfolio.

Non-Qualified Contracts.  Annuity Contracts that are not issued in connection with a retirement plan intended to qualify for special federal income tax treatment under the IRC.

Portfolio.  An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Contract allows you to indirectly invest in a series of investment companies that are listed on the front page of this prospectus.

Premium.  Any amount you invest in the Contract.

Qualified Contract.  Annuity Contracts that are intended to qualify for special Federal income tax treatment under the IRC Section 408 or 408A. Currently, we are not offering Qualified Contracts.

Second Annuitant.  The natural person whose life, together with the Annuitant’s life, is used in determining the amount of annuity payments and how long those payments will be received under the Two-Life Annuities Income Option.

Separate Account.  TIAA-CREF Life Separate Account VA-1, which was established by TIAA-CREF Life under New York State law to fund your variable annuity. The Separate Account holds its assets apart from TIAA-CREF Life’s other assets.

TIAA.  Teachers Insurance and Annuity Association of America. TIAA-CREF Life is an indirect wholly owned subsidiary of TIAA.

TIAA-CREF Life.  TIAA-CREF Life Insurance Company.

Valuation Day.  Any Business Day. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Separate Account are principally traded. Valuation days that are not Business Days end at 4 p.m. Eastern Time.

2	Prospectus Intelligent Variable Annuity

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THE INTELLIGENT VARIABLE ANNUITY?

The Intelligent Variable Annuity is a variable annuity product that allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options. You generally are not taxed on any earnings or appreciation on the assets in the Contract until money is taken out of the Contract. For Qualified Contracts, the tax deferral is provided through compliance with specialized tax-qualification rules, and investors do not receive any additional tax benefit by purchasing the Contract. Accordingly, if purchasing a Qualified Contract, individuals should consider purchasing this Contract for its death benefits, annuity benefits and other nontax deferral related benefits.

Under the Intelligent Variable Annuity Contract, you may allocate your Premiums and Accumulation Value among the Investment Accounts of TIAA-CREF Life Separate Account VA-1.

As with all variable annuities, your Accumulation Value can increase or decrease, depending on how well the Portfolio underlying the Investment Account performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk.

The Contract is available to you provided it has been approved by the insurance department of your state of residence. Approvals are pending in certain jurisdictions.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted.

CONTRACTOWNER(S) TRANSACTION EXPENSES
Sales load imposed on purchases (as a percentage of Premiums)	None
Deferred sales load (as a percentage of Premiums or amount surrendered, as applicable)	None
Premium taxes(1) (as a percentage of Premiums, if applicable)	0.5–3.5%
Surrender fees (as a percentage of amount surrendered)	None
Exchange fee	None

(1)	Only applicable in certain states.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Maintenance Fee(2)	$25
Separate Account Annual Expenses (as a percentage of average Accumulation Value)	Maximum (without fee waiver)	Current (with fee waiver)(3)
If Accumulation Value is less than $100,000:(4)
Mortality and expense risk charge	0.40%	0.40%
Administrative expense charge	0.30%	0.10%
Total Separate Account annual charges	0.70%	0.50%
Optional Guaranteed Minimum Death Benefit (“GMDB”) charge	0.10%	0.10%
Total Separate Account annual charges with optional GMDB	0.80%	0.60%

(2)

We impose the annual maintenance fee on every anniversary of your Contract and on surrender. The annual maintenance fee is waived if your Accumulation Value exceeds $25,000 on the anniversary date of your Contract or the date of surrender. If your Accumulation Value in the TIAA-CREF Life Money Market Investment Account is greater than the amount of the maintenance fee, the fee will be deducted from the TIAA-CREF Life Money Market Investment Account. Otherwise, the fee will be deducted from among the Investment Accounts in proportion to the Accumulation Value in each Investment Account.

(3)

We currently waive a portion of the Administrative Expense Charge, so that the current Administrative Expense Charge is 0.10%. We will provide at least three months’ notice before we raise the Administrative Expense Charge above 0.10%.

(4)	We will reduce the mortality and expense risk charge as Accumulation Value increases, as follows:

	Maximum (without fee waiver)	Current (with fee waiver)
If Accumulation Value is between $100,000—$500,000:
Mortality and expense risk charge	0.25%	0.25%
Administrative expense charge	0.30%	0.10%
Total Separate Account annual charges	0.55%	0.35%
Optional GMDB charge	0.10%	0.10%
Total Separate Account annual charges with GMDB	0.65%	0.45%
If Accumulation Value is greater than $500,000:
Mortality and expense risk charge	0.15%	0.15%
Administrative expense charge	0.30%	0.10%
Total Separate Account annual charges	0.45%	0.25%
Optional GMDB charge	0.10%	0.10%
Total Separate Account annual charges with GMDB	0.55%	0.35%

Intelligent Variable Annuity Prospectus	3

In addition, after the first 10 contract years, we will not assess a mortality and expense risk charge, as follows:

	Maximum (without fee waiver)	Current (with fee waiver)
Mortality and expense risk charge	0.00%	0.00%
Administrative expense charge	0.30%	0.10%
Total Separate Account annual charges	0.30%	0.10%
Optional GMDB charge	0.10%	0.10%
Total Separate Account annual charges with GMDB	0.40%	0.20%

ANNUAL PORTFOLIO OPERATING EXPENSES:

The next table shows the maximum and minimum total operating expenses charged by the Portfolios that you may pay periodically during the time you own the Contract, both before and after any contractual fee waivers or reimbursements. These are based on the management fees, distribution (Rule 12b-1) fees, and other expenses charged by the Portfolios during the fiscal year ended December 31, 2007. Expenses of the Portfolios may be higher or lower in the future. More information concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Gross Total Annual Portfolio Operating Expenses (before any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)[1]	0.06%	1.76%
Net Total Annual Portfolio Operating Expenses (net of any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)[1,2]	0.06%	1.58%

[1]	In some cases, the Portfolios historical expenses for the year ended December 31, 2007 have been restated to reflect their current fees.

[2]	More information concerning the Portfolios’ contractual waivers and reimbursements can be found in the footnotes accompanying the next table.

The following table shows the fees (including management fees, distribution (Rule 12b-1) fees, and other expenses) charged by each Portfolio as a percentage of average daily net assets for the fiscal year ended December 31, 2007. Each Portfolio also may impose redemption or other fees that are not included in the table. Please see “Transfer Policies Regarding Market Timing and Frequent Trading” in this prospectus and also refer to the Portfolio prospectuses for more information.

Portfolio	Management Fee	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
TIAA-CREF Life Bond Fund[2]	0.10%	0.00%	0.00%	0.00%	0.10%	0.00%	0.10%
TIAA-CREF Life Growth Equity Fund[2]	0.25%	0.00%	0.01%	0.00%	0.26%	0.00%	0.26%
TIAA-CREF Life Growth & Income Fund[2]	0.23%	0.00%	0.01%	0.00%	0.24%	0.00%	0.24%
TIAA-CREF Life International Equity Fund[2]	0.29%	0.00%	0.04%	0.00%	0.33%	0.00%	0.33%
TIAA-CREF Life Large-Cap Value Fund[2]	0.24%	0.00%	0.03%	0.00%	0.27%	0.00%	0.27%
TIAA-CREF Life Money Market Fund[2]	0.06%	0.00%	0.00%	0.00%	0.06%	0.00%	0.06%
TIAA-CREF Life Real Estate Securities Fund[2]	0.25%	0.00%	0.02%	0.00%	0.27%	0.00%	0.27%
TIAA-CREF Life Small-Cap Equity Fund[2]	0.10%	0.00%	0.01%	0.00%	0.11%	0.00%	0.11%
TIAA-CREF Life Social Choice Equity Fund[2]	0.07%	0.00%	0.00%	0.00%	0.07%	0.00%	0.07%
TIAA-CREF Life Stock Index Fund[2]	0.06%	0.00%	0.00%	0.00%	0.06%	0.00%	0.06%
Calamos Growth and Income Portfolio[30]	0.75%	0.00%	0.42%	0.00%	1.17%	0.00%	1.17%
Credit Suisse Commodity Return Strategy Portfolio[3]	0.50%	0.25%	0.28%	0.00%	1.03%	0.00%	1.03%
Credit Suisse Global Small-Cap Portfolio[4]	1.25%	0.00%	0.33%	0.00%	1.58%	0.00%	1.58%
Credit Suisse Small-Cap Core I Portfolio[5]	0.70%	0.00%	0.22%	0.00%	0.92%	0.00%	0.92%
Delaware VIP Diversified Income Series— Standard Class[6]	0.64%	0.00%	0.09%	0.00%	0.73%	0.00%	0.73%
Delaware VIP International Value Equity Series—Standard Class[7]	0.85%	0.00%	0.14%	0.00%	0.99%	0.00%	0.99%
Delaware VIP Small Cap Value Series— Standard Class[8]	0.71%	0.00%	0.10%	0.00%	0.81%	0.00%	0.81%
Franklin Income Securities Fund—Class 1[9]	0.45%	0.00%	0.02%	0.00%	0.47%	0.00%	0.47%
Franklin Small-Mid Cap Growth Securities Fund—Class 1[10]	0.47%	0.00%	0.28%	0.01%	0.76%	0.01%	0.75%

4	Prospectus Intelligent Variable Annuity

Portfolio	Management Fee	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Mutual Shares Securities Fund—Class 1	0.59%	0.00%	0.13%	0.00%	0.72%	0.00%	0.72%
Templeton Developing Markets Securities Fund—Class 1	1.23%	0.00%	0.25%	0.00%	1.48%	0.00%	1.48%
Janus Aspen Forty Portfolio—Institutional Shares[11,12,13,14]	0.64%	0.00%	0.05%	0.01%	0.70%	0.00%	0.70%
Janus Aspen International Growth Portfolio—Institutional Shares[13,14]	0.64%	0.00%	0.06%	0.00%	0.70%	0.00%	0.70%
Janus Aspen Mid Cap Value Portfolio—Institutional Shares[12,13,14,15]	0.60%	0.00%	0.32%	0.01%	0.93%	0.00%	0.93%
Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares[12,13,14]	0.39%	0.25%	1.12%	0.00%	1.76%	0.31%	1.45%
Jennison 20/20 Focus Portfolio—Class II16	0.75%	0.25%	0.22%	0.00%	1.22%	0.00%	1.22%
Natural Resources Portfolio—Class II16	0.45%	0.25%	0.18%	0.00%	0.88%	0.00%	0.88%
Value Portfolio—Class II16,17	0.40%	0.25%	0.18%	0.00%	0.83%	0.00%	0.83%
Legg Mason Partners Variable Aggressive Growth Portfolio—Class I18	0.75%	0.00%	0.02%	0.00%	0.77%	0.00%	0.77%
Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I19	0.80%	0.00%	0.32%	0.00%	1.12%	0.00%	1.12%
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I20	0.75%	0.00%	0.35%	0.00%	1.10%	0.00%	1.10%
MFS Growth Series—Initial Class[21] (formerly MFS Emerging Growth Series)	0.75%	0.00%	0.12%	0.00%	0.87%	0.00%	0.87%
MFS Global Equity Series—Initial Class[21,22]	1.00%	0.00%	0.41%	0.00%	1.41%	0.26%	1.15%
MFS Investors Growth Stock Series—Initial Class[21]	0.75%	0.00%	0.11%	0.00%	0.86%	0.00%	0.86%
MFS Utilities Series—Initial Class[21,23]	0.75%	0.00%	0.10%	0.00%	0.85%	0.03%	0.82%
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class[24]	0.83%	0.00%	0.08%	0.00%	0.91%	0.00%	0.91%
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class[24]	0.84%	0.00%	0.11%	0.00%	0.95%	0.00%	0.95%
PIMCO VIT All Asset Portfolio—Institutional Class[25]	0.175%	0.00%	0.25%	0.69%	1.115%	0.02%	1.095%
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class[26]	0.25%	0.00%	0.50%	0.00%	0.75%	0.00%	0.75%
PIMCO VIT Real Return Portfolio—Institutional Class[25]	0.25%	0.00%	0.25%	0.00%	0.50%	0.00%	0.50%
PVC Equity Income Account I—Class 1 (Formerly WM Equity Income Fund)	0.49%	0.00%	0.00%	0.00%	0.49%	0.00%	0.49%
PVC Mid Cap Stock Account—Class 1 (Formerly WM Mid Cap Stock Fund)	0.75%	0.00%	0.00%	0.00%	0.75%	0.00%	0.75%
Royce Capital Fund Micro-Cap Portfolio—Investment Class	1.25%	0.00%	0.06%	0.00%	1.31%	0.00%	1.31%
Royce Capital Fund Small-Cap Portfolio—Investment Class	1.00%	0.00%	0.08%	0.00%	1.08%	0.00%	1.08%
Wanger International[27]	0.82%	0.00%	0.16%	0.00%	0.98%	0.00%	0.98%
Wanger Select Fund[28]	0.80%	0.00%	0.10%	0.00%	0.90%	0.00%	0.90%
Wanger USA[29]	0.85%	0.00%	0.10%	0.00%	0.95%	0.00%	0.95%

[1]	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

[2]

Each Portfolio’s investment manager pays for most of the Portfolio’s advisory fees and operating expenses out of the Portfolio’s Management Fees. However, a few categories of Fund expenses are borne by the Portfolio directly, including independent trustee fees, interest on borrowings, taxes and extraordinary expenses, and are reflected under “Other Expenses.”

Intelligent Variable Annuity Prospectus	5

[3]

Certain fees and expenses of the Commodity Return Strategy Portfolio are expected to be voluntarily waived or reimbursed, but may be discontinued at any time. If these waivers and reimbursements are taken into effect, the Portfolio’s management fee would be 0.42%, resulting in a total voluntary fee waiver and reimbursement of 0.08% and Net Total Annual Portfolio Operating Expenses of 0.95%.

[4]

Certain fees and expenses of the Global Small-Cap Portfolio are expected to be voluntarily waived or reimbursed, but may be discontinued at any time. If these waivers and reimbursements are taken into effect, the Portfolio’s management fee would be 0.67%, resulting in a total voluntary fee waiver and reimbursement of 0.58% and Net Total Annual Portfolio Operating Expenses of 1.00%.

[5]

Effective December 1, 2006, the Small Cap Core I Portfolio’s management fee was reduced from 0.90% of average daily net assets to 0.70% of average daily assets. Certain fees and expenses of this Portfolio are expected to be voluntarily waived or reimbursed, but may be discontinued at any time. If these waivers and reimbursements are taken into effect, the Portfolio’s management fee would be 0.70%, resulting in a total voluntary fee waiver and reimbursement of 0.00% and Net Total Annual Portfolio Operating Expenses of 0.92%.

[6]

The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company (“DMC”). Under its Management Agreement, the Portfolio pays an annual Management Fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion.

[7]

The investment advisor for the Delaware VIP International Value Equity Series is Delaware Management Company (“DMC”). For the periods May 1, 2008 through April 30, 2009, the investment manager has contracted to waive all or a portion of its investment advisory fees, and/or reimburse in order to prevent total annual Portfolio operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, “nonroutine expenses”) from exceeding in an aggregate amount, 1.01% of average daily net assets. Under its Management Agreement, the Portfolio pays an annual Management Fee based on average daily net assets as follows: 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, 0.70% on assets in excess of $2.5 billion.

[8]

The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company (“DMC”). Under its Management Agreement, the Portfolio pays an annual Management Fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion.

[9]	The Franklin Income Securities Fund administration fee is paid indirectly through the Management Fee.

[10]

The Franklin Small-Mid Cap Growth Fund’s investment manager has agreed in advance to reduce its fee from assets invested by the Portfolio in a Franklin Templeton money market fund (the Sweep Money Fund which is “the acquired fund” in this case) to the extent of the Portfolio’s fees and expenses of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. This reduction is not reflected in Net Total Annual Portfolio Operating Expenses, which would be lower if it were.

[11]

Dividends or interest on short sales, which are paid to the lender of borrowed securities, are considered “Other Expenses.” Such expenses will vary on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest.

[12]

Annual Fund Operating Expenses are stated both with and without contractual expense waivers by the investment manager. The investment manager has contractually agreed to waive certain Portfolios’ Total Annual Portfolio Operating Expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to acquired fund fees and expenses; and for Janus Aspen INTECH Risk-Managed Core also excluding the distribution and shareholder servicing fee) to certain limits until at least May 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Portfolio’s Statement of Additional Information (“SAI”).

[13]

“Acquired Fund” means any underlying portfolio (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period. Total Annual Portfolio Operating Expenses shown may not correlate to each Portfolio’s ratio of gross expenses to average net assets appearing in the Financial Highlights tables of the Portfolio’s prospectus, which reflects the operating expenses of a Portfolio and does not include Acquired Fund Fees and Expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

[14]

The “Management Fee” is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For Janus Aspen Mid Cap Value and Janus Aspen INTECH Risk-Managed Core this fee may go up or down monthly based on the portfolio’s performance relative to its benchmark index.

[15]

The Portfolio pays an investment advisory fee based upon the Portfolio’s performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.64%, and may go up or down by a variable of up to 0.15%. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to the “Management Expenses” section in the Portfolio’s Prospectus for additional information with further description in the Portfolio’s Statement of Additional Information (“SAI”). The Portfolio has entered into an agreement with Janus Capital to limit certain expenses. Because a fee waiver will have a positive effect upon the Portfolio’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of Management Fees waived by Janus Capital.

[16]	Other Expenses for this Portfolio includes a 0.15% administration fee.

[17]

The investment manager has voluntarily agreed to waive a portion of its Management Fee and/or limit Total Annual Portfolio Operating Expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for Value Portfolio to 0.75% for Class II shares. This arrangement may be discontinued or otherwise modified at any time.

[18]

Effective November 1, 2005, the Portfolio has a fee schedule that reduces the Management Fee payable by the Portfolio on its average daily net assets in excess of $1 billion as follows: 0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.700% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.650% on assets over $10 billion.

[19]

The Portfolio has a Management Fee fee schedule that reduces the management fee rate as assets increase as follows: 0.800% on average daily net assets up to and including $1 billion; 0.775% on assets over $1 billion and up to and including $2 billion; 0.750% on assets over $2 billion and up to and including $5 billion; and 0.700% on assets over $5 billion. The fee information in the table has been restated to reflect the current management fee, as it changed effective October 1, 2005. Additional prospectus and shareholder report printing and mailing expenses expected to be incurred by the Portfolio going forward.

6	Prospectus Intelligent Variable Annuity

[20]

Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 1.00%. These voluntary fee waivers and/or reimbursements do not cover interest, brokerage, taxes and extraordinary expenses and may be reduced or terminated at any time. The amount set forth in “Other Expenses” has been revised to reflect the estimated effect of the fund’s reorganization with Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio. Additional prospectus and shareholder report printing and mailing expenses expected to be incurred by the Portfolio going forward.

[21]

The Portfolio has entered into an expense offset arrangement that reduces the Portfolio’s custodian fee based upon the amount of cash maintained by the Portfolio with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, Net Total Annual Portfolio Operating Expenses would be lower.

[22]

The Portfolio’s investment manager has agreed in writing to bear the Portfolio’s expenses, such that “Other Expenses” determined without giving effect to the expense offset arrangement described in the prior footnote do not exceed 0.15% annually. This written agreement excludes Management Fees, Distribution (12b-1) and Service Fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2009.

[23]

The Portfolio’s investment manager has agreed in writing to reduce its management fee to 0.70% annually on average daily net assets in excess of $1 billion. This written agreement will remain in effect until modified by the Portfolio’s Board of Trustees.

[24]

The Portfolio’s investment manager has undertaken through December 31, 2011 to waive fees and/or reimburse certain operating expenses (including compensation of the investment manager except with respect to the Partners Portfolio) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs that exceed 1.00% of average daily net asset value of the Partners Portfolio and 1.50% of average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to the investment manager within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

[25]	Other Expenses reflects an administrative fee of 0.25%.

[26]	Other Expenses reflects an administrative fee of 0.50%.

[27]

The Portfolio pays a Management Fee of 0.82%. The Portfolio’s investment manager has implemented a breakpoint schedule for the Portfolio’s Management Fee. The Management Fee charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio’s daily assets. The breakpoint schedule for the Portfolio is as follows: 1.10% for assets up to $100 million; 0.95% for assets in excess of $100 million and up to $250 million; 0.90% for assets in excess of $250 million and up to $500 million; 0.80% for assets in excess of $500 million and up to $1 billion; and 0.72% for assets in excess of $1 billion. In addition, the Portfolio pays administration fees of 0.05% of the Portfolio’s average daily net assets, which are included in “Other Expenses.” The investment advisory fees and administration fees have been restated to reflect contractual changes effective August 1, 2007.

[28]

The Portfolio pays a Management Fee of 0.80%. The Portfolio’s Investment Manager has implemented a breakpoint schedule for the Portfolio’s Management Fee. The Management Fee charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio’s average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.80% for assets up to $500 million and 0.78% for assets in excess of $500 million. In addition, the Portfolio pays administration fees of 0.05% of the Portfolio’s average daily net assets, which are included in “Other Expenses.” The investment advisory fees and administration fees have been restated to reflect contractual changes effective August 1, 2007.

[29]

The Portfolio pays a Management Fee of 0.85%. The Portfolio’s investment manager has implemented a breakpoint schedule for the Portfolio’s Management Fee. The Management Fee charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio’s average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.94% for assets up to $100 million; 0.89% for assets in excess of $100 million and up to $250 million; and 0.84% for assets in excess of $250 million and up to $2 billion; and 0.80% for assets in excess of $2 billion. In addition, the Portfolio pays administration fees of 0.05% of the Portfolio’s average daily net assets, which are included in “Other Expenses.” The investment advisory fees and administration fees have been restated to reflect contractual changes effective August 1, 2007.

[30]

The Portfolio may invest in Calamos Government Money Market Fund (a series of Calamos Investment Trust). Calamos Advisors has contractually agreed to waive through February 28, 2009 a portion of the advisory fee it charges the Portfolio in an amount equal to the advisory fee it charges Calamos Government Money Market Fund with respect to those investments by the Portfolio. During the fiscal year ended December 31, 2007, that waiver amounted to less than 0.01% and resulted in net Total Annual Portfolio Operating Expenses of 1.16%.

The fee and expense information relating to the Portfolios was provided by the Portfolios or their investment managers. We have not and cannot independently verify either the accuracy or completeness of such information.

Portfolio expenses are deducted from each underlying Portfolio before TIAA-CREF Life is provided with the Portfolio’s daily net asset value. TIAA-CREF Life then deducts Separate Account charges from the net asset value of the corresponding Investment Account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, Contract fees, Separate Account annual expenses, and annual Portfolio operating expenses.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples also assume the full annual Contract maintenance fee of $25 is charged. The examples also assume that the Accumulation Value is less than $100,000, and thus the full mortality and expense risk charge of 0.40% is assessed.

The first example assumes that there is no administrative expense charge waiver (and thus the administrative expense charge is 0.30%). The second example assumes the current administrative expense charge waiver is in place for each period (and thus the administrative expense charge is 0.10%). In both examples, we show you the costs assuming either the maximum or the minimum fees and expenses of the Portfolios. We also show you the costs if the GMDB option is chosen or not chosen.

Intelligent Variable Annuity Prospectus	7

Although your actual costs may be higher or lower, based on these assumptions, your costs would be (whether or not your surrender or annuitize your Contract at the end of the applicable time period):

EXAMPLE WITHOUT ADMINISTRATIVE EXPENSE CHARGE WAIVER	1 Year	3 Years	5 Years	10 Years
Maximum Portfolio fees & expenses—no GMDB	$284	$871	$1,485	$3,145
Maximum Portfolio fees & expenses—with GMDB	$115	$356	$613	$1,334
Minimum Portfolio fees & expenses—no GMDB	$103	$318	$547	$1,192
Minimum Portfolio fees & expenses—with GMDB	$113	$349	$602	$1,311

EXAMPLE WITH ADMINISTRATIVE EXPENSE CHARGE WAIVER	1 Year	3 Years	5 Years	10 Years
Maximum Portfolio fees & expenses—no GMDB	$254	$781	$1,335	$2,845
Maximum Portfolio fees & expenses—with GMDB	$264	$811	$1,385	$2,946
Minimum Portfolio fees & expenses—no GMDB	$82	$254	$438	$951
Minimum Portfolio fees & expenses—with GMDB	$92	$286	$493	$1,072

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an Owner of a Contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “Charges,” below.

The Contract was not sold prior to December 31, 2007 so no condensed financial information is currently available.

HOW DO I PURCHASE A CONTRACT?

To purchase a Contract, you must complete an application and make an initial payment of at least $2,500 (this amount may differ for Qualified Contracts). Additional Premiums, including under an automatic investment plan using Electronic Funds Transfers (EFT), must be at least $50. For more information, see “Purchasing a Contract and Remitting Premiums.”

CAN I CANCEL MY CONTRACT?

You can examine the Contract and return it to TIAA-CREF Life for a refund, until the end of the “free look” period specified in your Contract (which is a minimum of 10 days, but varies by state). In states that permit it, we’ll refund the Accumulation Value calculated on the date that you returned the Contract and the refund request to us. (Note that the value of your initial Premium may have gone down during the period.) In states that don’t allow us to refund Accumulation Value only, we’ll refund the greater of the Accumulation Value or the Premiums you paid to the Contract. We will consider the Contract returned on the date it’s postmarked and properly addressed with postage prepaid or, if it’s not postmarked, on the day we receive it at our Administrative Office. We will send you the refund within 7 days after we get written notice of cancellation and the returned Contract. If you live in a state that requires refund of Premiums, Premiums will be allocated to the TIAA-CREF Life Money Market Investment Account during the “free look” period. For more information, see “Purchasing a Contract and Remitting Premiums.”

CAN I TRANSFER AMONG THE INVESTMENT OPTIONS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Subject to limitations, you may transfer portions of your Accumulation Value among the Investment Accounts. For more information, see “Transfers” and “Transfer Policies Regarding Market Timing and Frequent Trading.”

You may surrender your Contract or take cash withdrawals at any time before the annuity starting date. All cash withdrawals must be for at least $1,000 or your entire Accumulation Value. For more information, see “Cash Withdrawals.” Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

Guaranteed fixed annuity payments are available under the Contract and are payable from the General Account. The Contract offers a variety of annuity options, including: One-Life Annuities, which pay income as long as the Annuitant lives or until the end of a specified guaranteed period, whichever is longer; Fixed-Period Annuities, which pay income for a period of between 2 and 30 years; and Two-Life Annuities, which pay income as long as the Annuitant lives, then continues at either the same or a reduced level for the life of the Second Annuitant or until the end of a specified guaranteed period, whichever is greater. For more information, see “The Contract—the Annuity Period.”

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

A death benefit will be paid to your Beneficiary(ies) if either the Owner or Annuitant die during the Accumulation Period. The amount of the death benefit is the Accumulation Value on the Valuation Day we authorize payment of the death benefit. If, however, you have elected the Guaranteed Minimum Death Benefit (available for an extra charge), and this amount is greater than the Accumulation Value, we will instead pay the Guaranteed Minimum Death Benefit. For more information, see “Death Benefits.”

8	Prospectus Intelligent Variable Annuity

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The Contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 3.3 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2007, TIAA’s assets were approximately $196.4 billion; the combined assets for TIAA and CREF totaled approximately $417.8 billion (although neither TIAA nor CREF stands behind TIAA-CREF Life’s guarantees).

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

On July 27, 1998, we established TIAA-CREF Life Separate Account VA-1 under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Contract. We may use the Separate Account to support other variable annuity contracts we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The assets in the Separate Account are kept separate from our General Account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our General Account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Policies and are not discussed in this prospectus.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The Portfolios are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”) under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

Before investing, carefully read the Portfolios’ prospectuses that accompany this prospectus. The Portfolios’ prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers.

In addition, the Portfolios’ prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Contract. Statements of Additional Information for each Portfolio are available upon request.

Payments from Portfolios

We (and our affiliates) may receive payments, which may be significant, from some or all of the Portfolios, their investment managers, distributors or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the management fee deducted from Contract assets. Contractowners, through their indirect investment in the Portfolios, bear the costs of these management fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Contracts.

Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. Under these plans, we or our affiliates may receive some or all of a Portfolio’s 12b-1 fees. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Contracts. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.

Intelligent Variable Annuity Prospectus	9

Selection of Portfolios

We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and our ability to receive payments as described above. We review the Portfolios periodically and may remove a Portfolio or limit its availability for future transfers and allocations if we determine that the Portfolio no longer meets one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should consult your registered representative who can provide advice on the Portfolios offered as not all of them may be suitable for long-term investment needs. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.

Portfolio Investment Managers, Investment Objectives and Primary Strategies

The following table summarizes each Portfolio’s investment objective(s). There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the Portfolio prospectuses that accompany this prospectus. You should read these prospectuses carefully.

Portfolio	Investment Manager	Investment Objective/Primary Strategy
TIAA-CREF Life Bond Fund—Investment Class	Teachers Advisors, Inc.	Seeks a favorable long-term return through income as is consistent with preserving capital, primarily from fixed-income securities.
TIAA-CREF Life Growth Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.
TIAA-CREF Life Growth & Income Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.
TIAA-CREF Life International Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.
TIAA-CREF Life Large-Cap Value Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of large domestic companies.
TIAA-CREF Life Money Market Fund	Teachers Advisors, Inc.	Seeks high current income consistent with maintaining liquidity and preserving capital by investing in high-quality short-term money market instruments.
TIAA-CREF Life Real Estate Securities Fund	Teachers Advisors, Inc.	Seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.
TIAA-CREF Life Small-Cap Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.
TIAA-CREF Life Social Choice Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.
TIAA-CREF Life Stock Index Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.
Calamos Growth and Income Portfolio	Calamos Advisors LLC	Seeks high long-term total return through growth and current income by investing primarily in a diversified portfolio of convertible, equity and fixed-income securities.

10	Prospectus Intelligent Variable Annuity

Portfolio	Investment Manager	Investment Objective/Primary Strategy
Credit Suisse Commodity Return Strategy Portfolio	Credit Suisse Asset Management, LLC	Seeks total return by investing in commodity-linked derivative instruments backed by a portfolio of fixed-income securities.
Credit Suisse Global Small Cap Portfolio	Credit Suisse Asset Management, LLC	Seeks long-term growth of capital by investing in equity securities of small U.S. and foreign companies.
Credit Suisse Small Cap Core I Portfolio	Credit Suisse Asset Management, LLC	Seeks capital growth by maintaining a diversified portfolio of small-cap U.S. companies.
Delaware VIP Diversified Income Series—Standard Class	Delaware Management Company	Seeks maximum long-term total return consistent with reasonable risk; allocates its investments principally among the following three sectors of the fixed income securities markets: the U.S. high-yield sector, the U.S. investment grade sector and the international/emerging markets sector.
Delaware VIP International Value Equity Series—Standard Class	Delaware Management Company	Seeks to provide long-term growth without undue risk to principal; invests primarily in equity securities that provide the potential for capital appreciation.
Delaware VIP Small Cap Value Series—Standard Class	Delaware Management Company	Seeks capital appreciation. Under normal circumstances, at least 80% of the Series net assets will be in investments of smaller capitalization companies, defined as those having a market capitalization generally less than 3.5 times the dollar-weighted median market capitalization of the Russell 2000 Index at the time of purchase. The Series invests in companies, in the manager’s opinion, that are priced low relative to their underlying value or future earnings potential.
Franklin Income Securities Fund—Class 1	Franklin Advisers, Inc.	Seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio normally invests in both equity and debt securities. The Portfolio seeks income by investing in corporate, foreign, and U.S. Treasury bonds as well as stocks with dividend yields the Portfolio’s manager believes are attractive.
Franklin Small-Mid Cap Growth Securities Fund—Class 1	Franklin Advisers, Inc.	Seeks long-term capital growth. The Portfolio normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies and normally invests predominately in equity securities.
Mutual Shares Securities Fund—Class 1	Franklin Mutual Advisers, LLC	Seeks capital appreciation, with income as a secondary goal. The Portfolio normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Portfolio also invests, to a lesser extent in risk arbitrage securities and distressed companies.
Templeton Developing Markets Securities Fund—Class 1	Templeton Asset Management Ltd.	Seeks long-term capital appreciation. The Portfolio normally invests at least 80% of its net assets in emerging market investments and normally invests predominantly in equity securities.
Janus Aspen Forty Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long-term growth of capital by investing primarily in a core group of 20-40 common stocks selected for their growth potential.

Intelligent Variable Annuity Prospectus	11

Portfolio	Investment Manager	Investment Objective/Primary Strategy
Janus Aspen International Growth Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the U.S. The Portfolio normally invests in securities of issuers from several different countries, excluding the U.S. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the U.S., it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.
Janus Aspen Mid Cap Value Portfolio— Institutional Shares	Janus Capital Management LLC Perkins, Wolf, McDonnell and Company, LLC (sub-adviser)	Seeks capital appreciation by investing primarily in common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap Value Index. The Portfolio focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community.
Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares	Janus Capital Management LLC Enhanced Investment Technologies, LLC (“INTECH”) (sub-adviser)	Seeks long-term growth of capital by investing primarily in common stocks from the universe of the Portfolio’s benchmark index, which is the S&P 500 Index. Stocks are selected for their potential contribution to the long-term growth of capital utilizing INTECH’s mathematical investment process.
Jennison 20/20 Focus Portfolio—Class II	Jennison Associates LLC	Seeks long-term growth of capital by investing primarily in up to 40 equity securities (which may temporarily range up to 45) of U.S. companies that are selected by the portfolio managers as having strong capital appreciation potential.
Natural Resources Portfolio—Class II	Jennison Associates LLC	Seeks long-term growth of capital by investing in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource.
Value Portfolio—Class II	Jennison Associates LLC	Seeks capital appreciation by investing primarily in common stocks that are believed to be undervalued—those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth, and that also have identifiable catalysts that may be able to close the gap between the stock price and what is believed to be the true worth of the company.
Legg Mason Partners Variable Aggressive Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Advisors, LLC (sub-advisor)	Seeks capital appreciation by investing in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies that comprise the S&P 500 Index.*
Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC Western Asset Management Company, (sub-advisor)	Seeks to maximize total return, consistent with the preservation of capital by investing primarily in high yield fixed income securities issued by U.S. and foreign corporations and foreign governments and their agencies and instrumentalities.

12	Prospectus Intelligent Variable Annuity

Portfolio	Investment Manager	Investment Objective/Primary Strategy
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Advisors, LLC (sub-advisor)	Seeks long-term growth of capital by investing at least 80% of assets in equity securities of companies with small market capitalizations and related investments.
MFS Growth Series—Initial Class (formerly MFS Emerging Growth Series)	Massachusetts Financial Services Company	Seeks capital appreciation. The investment manager normally invests the Portfolio’s assets primarily in equity securities.
MFS Global Equity Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation. The investment manager invests at least 80% of the Portfolio’s assets in equity securities.
MFS Investors Growth Stock Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation. The investment manager invests at least 80% of the Portfolio’s assets in equity securities.
MFS Utilities Series—Initial Class	Massachusetts Financial Services Company	Seeks total return. The investment manager normally invests at least 80% of the Portfolio’s net assets in securities of issuers in the utilities industry.
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	Neuberger Berman Management Inc. Neuberger Berman, LLC (sub-adviser)	Seeks growth of capital by mainly investing in common stocks of mid to large capitalization companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	Neuberger Berman Management Inc. Neuberger Berman, LLC (sub-adviser)	Seeks growth of capital by mainly investing in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap® Index**. The Portfolio seeks to reduce risk by diversifying among many companies, sectors and industries.
PIMCO VIT All Asset Portfolio—Institutional Class	Pacific Investment Management Company LLC Research Affiliates, LLC (sub-adviser)	Seeks maximum real return, consistent with preservation of real capital and prudent investment managements.
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PVC Equity Income Account I—Class 1	Principal Management Corporation Edge Asset Management, Inc. (sub-advisor)	Seeks to provide a relatively high level of current income and long-term growth of income and capital.
PVC MidCap Stock Account—Class 1	Principal Management Corporation Edge Asset Management, Inc. (sub-advisor)	Seeks to provide long-term capital appreciation.
Royce Capital Fund Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	Seeks long-term growth of capital by investing in a broadly diversified portfolio of equity securities issued by micro-cap companies.
Royce Capital Fund Small-Cap Portfolio—Investment Class	Royce & Associates, LLC	Seeks long-term growth of capital by investing in equity securities issued by small companies.
Wanger International	Columbia Wanger Asset Management, L.P.	Seeks long-term capital appreciation. Under normal market circumstances, the Portfolio invests at least 65% of total assets in foreign countries in developed markets (for example, Japan, Canada and the United Kingdom) or in emerging markets (for example, China, India and Brazil).

Intelligent Variable Annuity Prospectus	13

Portfolio	Investment Manager	Investment Objective/Primary Strategy
Wanger Select	Columbia Wanger Asset Management, L.P.	Seeks long-term capital appreciation. Under normal market circumstances, the Portfolio invests a majority of its net assets in companies with market capitalizations under $20 billion at the time of investment.
Wanger USA	Columbia Wanger Asset Management, L.P.	Seeks long-term capital appreciation. Under normal market circumstances, the Portfolio invests at least 80% of net assets in U.S. Companies.

*	S&P indexes are registered trademarks and service marks of the McGraw-Hill Companies, Inc.

**	Russell indexes are trademarks and service marks of the Frank Russell Company.

Note that the accompanying prospectuses for the Portfolios may provide information for other portfolios that are not available through the Policies. When you consult the accompanying prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Contract may be very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Contract may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Contract will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name.

Please read the accompanying prospectuses to obtain more complete information regarding the Portfolios. Keep this prospectus and the Portfolios’ prospectuses for future reference.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Contract. When required by law, we will obtain approval by you, the Securities and Exchange Commission, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;

•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

•	transferring any assets from an Investment Account: (a) into another Investment Account or Investment Option; or (b) into one or more Separate Accounts; or (c) into our General Account;
•	adding, combining or removing Investment Accounts in the Separate Account;

•

substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or any other investment permitted by law;

•	change the way we deduct or collect charges under the Contract, but without increasing the charges unless and to the extent permitted by other provisions of this Contract;

•	making any other necessary technical changes in this Contract in order to conform with any action this provision permits us to take; and

•	adding to, eliminating, or suspending your ability to allocate Premiums or transfer Accumulation Value into any Investment Option.

We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We don’t guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the Securities and Exchange Commission. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Contract.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Accumulation Value is allocated. Information about any such change will be filed with any regulatory authority where required and will be subject to any required approval.

14	Prospectus Intelligent Variable Annuity

If you object to a material change and a portion of your Accumulation Value is attributable to the affected Investment Account, then you may transfer that value into another Investment Account.

To effect such transfers, we must receive your acceptable request at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct a transfer charge for this transaction.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Portfolios being offered through the Investment Accounts in your Contract. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your Contract. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Contracts. Please note that the effect of proportional voting is that a small number of Contractowners may control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.

The number of Portfolio shares attributable to you is determined by dividing your interest in the applicable Investment Account by the net asset value of the underlying Portfolio.

THE CONTRACT—THE ACCUMULATION PERIOD

The Contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts after-tax dollars for Non-Qualified and pretax dollars for Qualified Contracts. The rights and benefits of the Contract are summarized below. However, the descriptions you read here are qualified entirely by the Contract itself. We plan on offering the Contract in all fifty states and the District of Columbia, although currently the Contract will not be available to residents in those states where we haven’t yet received regulatory approval.

PURCHASING A CONTRACT AND REMITTING PREMIUMS

Minimum Initial and Maximum Additional Premiums. We will issue you a Non-Qualified Contract as soon as we receive your completed application and your initial Premium at our Administrative Office. Initial Premiums must be for at least $2,500.

For Qualified Contracts you may not make Premium payments in excess of the applicable annual contribution limit as specified in the IRC. For advice on making contributions to a Qualified Contract, please consult your investment or tax advisor.

Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

TIAA-CREF

P.O. Box 724508

Atlanta, GA 31139

Note that we cannot accept money orders, travelers checks, or cash. In addition, we will not accept a third-party check where the relationship of the payor to the Contractowner cannot be identified from the face of the check. We will credit your initial Premium within two Business Days after we receive all necessary information or the Premium itself, whichever is later. If we don’t have the necessary information within five Business Days, we’ll return your initial Premium unless you instruct us otherwise upon being contacted.

Additional Premiums. Subsequent Premiums must be for at least $50. We reserve the right to limit Premiums to no more than $1,000,000 a year. Send a check, payable to TIAA-CREF Life Insurance Company, including your Contract number, to:

TC-Life VA Collections

P.O. Box 933866

Atlanta, GA 31139-3866

These Premiums will be credited as of the Business Day we receive them, and allocated in the same way as your investment instructions currently on file, unless you instruct otherwise. Currently, TIAA-CREF Life will accept Premiums at any time both the Contractowner(s) and the Annuitant(s) are living and your Contract is in the Accumulation Period. However, we reserve the right not to accept Premiums under this Contract after you have been given three months’ notice.

Electronic Payment. You may make initial or subsequent investments by electronic payment. You may also establish an automatic investment plan using Electronic Funds Transfers (EFT) by completing an authorization form. If the automatic investment plan is used for a Qualified Contract, you should consult your tax advisor for advice regarding maximum contributions. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here’s what you need to do:

1.	If you are sending in an initial Premium, send us your application;

2.	Instruct your bank to wire money to:

Wachovia Bank, N.A.

ABA Number 031201467

Avondale, PA

Account of: TIAA-CREF Life Insurance Company

Account Number: 2000035305820

3.	Specify on the wire:

•	Your name, address and Social Security Number(s) or Taxpayer Identification Number

•	Indicate if this is for a new application or existing Contract (provide Contract number if existing)

Intelligent Variable Annuity Prospectus	15

More About Remitting Premiums. We will not be deemed to have received any Premiums sent to the addresses designated in this prospectus for remitting Premiums until the third-party service administrator has received such Premiums along with any necessary information.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, Social Security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

If we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Certain Restrictions. You may only open one Contract in any calendar year. Except as otherwise described in this prospectus, the Contract doesn’t restrict how large your Premiums are or how often you send them, although we reserve the right to impose restrictions in the future.

We reserve the right to reject any Premium payment or to place dollar limitations on the amount of a Premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a Premium payment. We may also be required to block a Contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Investment Account Accumulation

At the end of any Business Day, the Accumulation Value in each Investment Account is equal to the number of Accumulation Units in each Investment Account multiplied by the Accumulation Unit value for that Investment Account.

The Number of Accumulation Units in any Investment Account at the end of the day will be increased by:

•	Premiums allocated to that Investment Account; and

•	Transfers from another Investment Account;

And will be decreased by:

•	Deductions of Premium taxes incurred for the Investment Account; and

•	Withdrawals from Accumulation Value in the Investment Account; and
•	Transfers to another Investment Account; and

•	Any portion of the death benefit paid; and

•	Annual maintenance fee that has been deducted from the Investment Account; and

•	Redemption charges imposed by a Portfolio underlying an Investment Account.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Accumulation Units. We determine the number of Accumulation Units we credit to, or subtract from, your Contract by dividing the dollar amount of the transaction by the Accumulation Unit value for that Investment Account at the end of the Business Day.

ACCUMULATION UNIT VALUE

We determine an Accumulation Unit value for each Investment Account to reflect how investment performance affects the Accumulation Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

The Accumulation Unit value of any Investment Account at the end of any Business Day equals:

•	The Accumulation Unit value of the Investment Account on the immediately preceding Business Day; multiplied by

•	The net investment factor for that Investment Account on that Investment Day.

The net investment factor:

•	Measures the investment performance of an Investment Account from one Business Day to the next;

•	Increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio;

•	Decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses; and

•	Decreases to reflect the mortality and expense risk charge which is based upon the following annual rates applied to total value in all Investment Accounts:

•	0.40% if the value of Accumulation Units in all Investment Accounts is less than $100,000;

•	0.25% if the value of Accumulation Units in all Investment Accounts is from $100,000 to $500,000; and

•	0.15% if the value of Accumulation Units in all Investment Accounts is more than $500,000.

•	In contract years 11 and later, the annual rate is 0% regardless of the value of Accumulation Units in all Investment Accounts

•	Decreases to reflect an Administrative Expense charge of 0.10% (0.30% before waiver) for all contract years; and

•	If applicable, decreases to reflect the Guaranteed Minimum Death Benefit (GMDB) charge of 0.10%.

16	Prospectus Intelligent Variable Annuity

Accumulation Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day.

We deduct the mortality and expense risk charge to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur. The mortality risk is the risk that an Annuitant will live for a longer time than we project. The expense risk is the risk that the expenses that we incur will exceed the Contract charges.

In order to accommodate the varying mortality and expense risk charges, as well as the application of the GMDB charge on certain contacts, separate Accumulation Unit values will be maintained via different charge bands. On the last Business Day of each month, we will transfer Accumulation Units between bands if your Accumulation Value on that day increases above or decreases below a particular band breakpoint. In addition, on any Business Day in which you make a Premium or withdrawal, we also will transfer Accumulation Units between bands if the Premium or withdrawal causes your Accumulation Value on that day to increase above or decrease below a particular band breakpoint.

GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell us how much you want to transfer or withdraw in dollars, Accumulation Units, or as a percentage of your Accumulation Value.

Transfers and cash withdrawals are effective at the end of the Business Day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a Business Day will be effective at the end of the next Business Day. You can also defer the effective date of a transfer or cash withdrawal to a future Business Day acceptable to us.

TRANSFERS

You can transfer some (at least $250 at a time) or all of the amount you accumulate under your Contract among the Separate Account’s Investment Accounts. Currently, we limit the number of transfers you may make among the Investment Account options. Please see “Transfer Policies Regarding Market Timing and Frequent Trading.” We do not assess a transfer charge.

To request a transfer, write to or call our Administrative Office, or go to our website’s account access feature at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a Business Day, it will be effective at the close of the next Business Day. We can suspend or terminate your ability to transfer by telephone, fax, or over the Internet at any time for any reason.

TRANSFER POLICIES REGARDING MARKET TIMING AND FREQUENT TRADING

There are Contractowners who may try to profit from transferring money back and forth among Investment Accounts in an effort to “time” the market or for other reasons. As money is shifted in and out of these Accounts, we incur transaction costs and the underlying Portfolios incur expenses for buying and selling securities. In addition, excessive trading can interfere with efficient portfolio management and cause dilution, if traders are able to take advantage of pricing inefficiencies. These costs are borne by all Contractowners, including long-term investors who do not generate the costs. The Contract is not designed for market timing or frequent trading.

The risk of pricing inefficiencies may be increased for Portfolios invested primarily in foreign securities. To discourage market-timing activity and control certain transfer activity, TIAA-CREF Life has adopted the following policies and procedures.

•

We reserve the right to allow you to make only one transfer from any one Investment Account to one or more other Investment Accounts within a 90-day period. We will count as “one transfer” all transfers effected on the same Valuation Day from any one Investment Account to one or more other Investment Accounts.

•

If we regard the transfer activity as disruptive to the Portfolios’ efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a Contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar transfer activity could be handled differently because of the surrounding circumstances.

•

We seek to apply our market timing and other transfer policies uniformly to all Contractowners. No exceptions are made with respect to the policies. The Contract is not appropriate for market timing. You should not invest in the Contract if you want to engage in market timing activity.

•	We do not include transfers made pursuant to the dollar cost averaging and automatic account rebalancing programs when applying our market timing policies or transfer privileges at any time.

•	We reserve the right to modify or terminate our market timing policies or transfer privileges at any time.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA-CREF Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term Owners, increased transaction costs, and interference with the efficient portfolio management of the affected Investment Account.

Additionally, the Portfolios may have their own policies and procedures to deter market timing and excessive

Intelligent Variable Annuity Prospectus	17

trading, which may include, but are not limited to, trading restrictions and prohibitions, and redemption and other fees. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the Portfolios. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contractowners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Contractowners who violate the market timing and excessive trading policies established by the Portfolio. Please see the Portfolios’ prospectuses for more information on their various market timing policies and procedures.

In addition, some Portfolios may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of Business Days after purchase). The Portfolios determine the amount of the redemption charge and the charge is retained by or paid to the Portfolio and not by us. The redemption charge may affect the number and value of Accumulation Units transferred out of the Investment Account that invests in that Portfolio and, therefore, may affect the Accumulation Value in that Investment Account. We reserve the right to administer and collect any such redemption fees from your Accumulation Value on behalf of the Portfolios.

CASH WITHDRAWALS

You can withdraw some or all of your Accumulation Value in the Investment Accounts. Cash withdrawals must be for at least $1,000 (or your entire Accumulation Value, if less). Any withdrawal that would reduce your entire Accumulation Value below $1,000 will be considered a request for a full surrender. Surrenders from Qualified Contracts may be restricted or prohibited. There’s no charge for cash withdrawals.

If you withdraw your entire Accumulation Value in the Separate Account, we’ll cancel your Contract and all of our obligations to you under the Contract will end. We will deduct the annual maintenance fee from any surrender proceeds.

Withdrawals are subject to income tax, and a 10% penalty tax may apply if you are under age 59 1/2. (See “Federal Income Taxes.”)

SYSTEMATIC WITHDRAWALS

If your Accumulation Value is at least $10,000, you may have withdrawals made from one or more of the Investment Accounts on a systematic basis. Systematic withdrawals can be made monthly, quarterly, semiannually or annually, from the first to the twenty-eighth day of the month. If the scheduled date of a systematic withdrawal is not a Business Day, the withdrawal will be deemed as a redemption request made on the previous Business Day and priced accordingly.

The starting date for systematic withdrawals must be at least seven calendar days after we receive all required forms. Systematic withdrawals will continue until the earliest of the following:

•	the date you tell us to stop, or

•	your Accumulation Value in any Investment Account is insufficient, or

•	a withdrawal would cause your Accumulation Value to fall below $1,000, or

•	your death, or

•	the Annuitant’s death.

A periodic withdrawal amount must be either in dollars, or in percentage of Accumulation Value, or in numbers of Accumulation Units. The initial periodic withdrawal amount must be at least $100. Systematic withdrawals paid by check may be subject to a fee of up to $5 per payment. You may not have more than one systematic withdrawal program in effect at any one time.

Systematic withdrawals are not available to you while you own any other deferred annuities issued by us that:

•	accept only after-tax contributions, and

•	were issued during the calendar year in which the Contract was issued, and

•	have an Accumulation Value greater than zero.

Systematic withdrawals are subject to all provisions applicable to withdrawals, except as otherwise provided herein. We may restrict the availability of systematic withdrawals from any new Investment Accounts that are added to your Contract after the issue date of the Contract. We may suspend future systematic withdrawals with ninety days’ written notice to you.

DOLLAR COST AVERAGING

If your Accumulation Value is at least $10,000, you may elect to participate in a dollar cost averaging program by providing us with acceptable notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the TIAA-CREF Life Money Market Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis on the 1st through the 28th day of the month. If you don’t select a timing basis, we will make

18	Prospectus Intelligent Variable Annuity

monthly transfers. Equal amounts (minimum $100) are automatically transferred from the TIAA-CREF Life Money Market Investment Account to your designated “target Investment Options” in the percentages selected. You may have multiple target Investment Options.

The starting date of a dollar cost averaging program must be at least seven calendar days after we receive all required forms, and a dollar cost averaging program can not begin during the “free look” period. We reserve the right to allow you to start only one dollar cost averaging program in any contract year or successive 12-month period. If an automatic account rebalancing program is in effect, a dollar cost averaging program cannot be initiated.

Dollar cost averaging will end if we receive an acceptable request to cancel the participation, the value of the TIAA-CREF Life Money Market Investment Account is insufficient to make the transfer, or the specified number of transfers has been completed. We may suspend dollar cost averaging program transfers with ninety days’ written notice to you. We reserve the right to terminate the dollar cost averaging program.

This program is excluded from our Transfer Policies Regarding Market Timing and Frequent Trading. See “Transfer Policies Regarding Market Timing and Frequent Trading.”

AUTOMATIC ACCOUNT REBALANCING PROGRAM

You may elect to participate in an automatic account rebalancing program by providing us with acceptable notice. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a monthly, quarterly, semiannual or annual basis on the 1st through the 28th day of the month.

We reserve the right to allow you to start only one automatic account rebalancing program in any contract year or successive 12-month period. If a dollar cost averaging program is in effect, an automatic account rebalancing program cannot be initiated.

Automatic account rebalancing will end if we receive an acceptable request to cancel your participation. We reserve the right to terminate the automatic account rebalancing program for a particular Contract.

This program is excluded from our Transfer Policies Regarding Market Timing and Frequent Trading. See “Transfer Policies Regarding Market Timing and Frequent Trading.”

WITHDRAWALS TO PAY ADVISORY FEES

In certain situations, as agreed to between you and a registered investment adviser, you can set up a program to have money withdrawn directly from your Contract to pay your advisor. You will be required to complete and return certain forms to effect these cash withdrawals, indicating how you want the money to be withdrawn. If you do not specify how you want the money withdrawn, we will make the withdrawal from each of your Investment Accounts on a pro rata basis. If the Contract is Non-Qualified Contract, the withdrawal will be treated like any other distribution; it may be included in gross income for federal tax purposes and, if the Owner is under age 59 1/2, it may be subject to a 10% penalty tax. If the Contract is a Qualified Contract, the withdrawal for the payment of fees may not be treated as a taxable distribution if certain conditions are met. You should consult a tax advisor regarding the tax treatment of the payment of advisor fees from your Contract.

You may use systematic withdrawals to pay these advisory fees. Such withdrawals must be quarterly, not earlier than the seventh Business Day after the end of a calendar quarter. The amount withdrawn must be specified in dollars or in percentage of your Accumulation Value as of the end of the quarter. The financial advisor may request that we stop making withdrawals. We may determine the eligibility of financial advisors for systematic withdrawal payments.

These fees will go to individual registered investment advisers who are not affiliated with us or the Separate Account investment adviser. These fees are not Contract charges retained by us. These fees also are not the investment advisory fees paid by the underlying Portfolios. We will not assess any charge for the withdrawal of these fees.

TAX ISSUES

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. The consequences can differ depending on whether your Contract is non-qualified or qualified. Cash withdrawals are taxed at the rates for ordinary income—i.e., they are not treated as capital gains. Withdrawals before age 59 1/2 may subject you to early-distribution taxes as well. For more information, see “Federal Income Taxes.”

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each Business Day from the assets of each Investment Account for various services required to administer the Separate Account and the Contracts and to cover certain insurance risks borne by TIAA-CREF Life. While TIAA-CREF Life reserves the right to increase the Separate Account charges at any time, we will provide at least three months’ notice before any raise.

Administrative Expense Charge. This charge is for administration and operations, such as allocating Premiums and administering Accumulation Value. The daily deduction is equivalent to 0.30% of Accumulation Value annually. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.

We currently waive a portion of the Administrative Expense Charge, so that the current Administrative Expense Charge is 0.10%. While we reserve the right to increase this charge at any time, we will provide at least three months’ notice before we raise the Administrative Expense Charge above 0.10%.

Intelligent Variable Annuity Prospectus	19

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.

The daily deduction is equivalent to the following percentages of Accumulation Value annually:

During the First 10 Contract Years:
If Accumulation Value is less than $100,000:	0.40%
If Accumulation Value is between $100,000–$500,000:	0.25%
If Accumulation Value is greater than $500,000:	0.15%
After the First 10 Contract Years:	0.00%

On the last Business Day of each month, we will transfer Accumulation Units between bands if your Accumulation Value on that day increases above or decreases below a particular band breakpoint. In addition, on any Business Day in which you make a Premium or withdrawal, we also will transfer Accumulation Units between bands if the Premium or withdrawal causes your Accumulation Value on that day to increase above or decrease below a particular band breakpoint.

Our mortality risks come from our obligations under the Contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity and to pay death benefits before the Annuity Period begins. We assume the risk of making annuity payments regardless of how long the Annuitant(s) may live or whether the mortality experience of Annuitants as a group is better than expected. We also bear a risk in connection with our Guaranteed Minimum Death Benefit guarantee, since this death benefit may be more than your Accumulation Value.

Our expense risk is the possibility that our actual expenses for administering and marketing the Contract and for operating the Separate Account will be higher than the amount recovered through the administrative expense charge.

If the mortality and expense risk charge isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our General Account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal underwriter of the Contract.

Guaranteed Minimum Death Benefit Charge. If you elect the Guaranteed Minimum Death Benefit, we will assess an additional charge of 0.10% of Accumulation Value, on an annual basis, as compensation for providing this guaranteed benefit. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.

OTHER CHARGES AND EXPENSES

Portfolio Expenses. Each Investment Account purchases shares of the corresponding Portfolio at net asset value. Certain deductions and expenses of the underlying Portfolios are paid out of the assets of the Portfolios. These expenses may include charges for portfolio accounting, custody, and other services provided to the Portfolio. The Portfolios’ investment advisers also are entitled to an annual management fee based on a percentage of the average daily net assets of each Portfolio. Portfolio expenses are not fixed or specified under the terms of the Contract, and may change periodically. For further information, consult the Portfolios’ prospectuses and the Annual Operating Expense table included in the summary of this prospectus.

No Deductions from Premiums. The Contract provides for no front-end charges.

Premium Taxes. Currently, residents of several states may be subject to premium taxes on their Contract. We normally will deduct any charges for premium taxes from your Accumulation Value when it’s applied to provide annuity payments. However, if a jurisdiction requires that premium taxes be paid at other times, such as when Premiums are paid or when cash withdrawals are taken, we’ll deduct premium taxes then. State premium taxes currently range from 0.50 percent to 3.50 percent of Premium payments.

Annual Maintenance Fee. Your Contract will be subject to an annual maintenance fee of $25 to compensate us for the expenses associated with administering your Contract. We will assess this fee on every annual anniversary of your Contract and on surrender of your Contract. We will waive the annual maintenance fee if your Accumulation Value exceeds $25,000 on the anniversary date of your Contract or the day you surrender your Contract. If your Accumulation Value in the TIAA-CREF Life Money Market Investment Account is greater than the amount of the maintenance fee, we will deduct the fee from the TIAA-CREF Life Money Market Investment Account. Otherwise, we will deduct the fee from the Investment Accounts in proportion the Accumulation Value in each Investment Account. We do not deduct this charge during the Annuity Period.

Transfer Charge. We do not charge you for transfers.

Surrender Charge. We do not deduct any surrender charges if you withdraw all Accumulation Value from the Contract, although we will assess the annual maintenance fee.

THE CONTRACT—THE ANNUITY PERIOD

You can apply your Accumulation Value to provide annuity payments from a fixed account that is part of our General Account. Annuity payments will be based, among other things, on the amount of your Accumulation Value, your choice of Income Option, and your choice among the payout options. You may elect to receive monthly, quarterly, semiannual or annual payments. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that. The total value of annuity payments made to you may be more or less than the total Premiums you paid under the Contract.

20	Prospectus Intelligent Variable Annuity

WHEN ANNUITY PAYMENTS BEGIN

Generally you pick the date when you want annuity payments to begin when you first apply for a Contract. The date you choose cannot be later than the Annuitant’s 90th birthday. You can choose or change this annuity starting date at any time before annuity payments begin. In any case, the annuity starting date will be the first day of a month and can not be earlier than fourteen months after the day your Contract is issued (twelve months for Contracts issued in Florida). Your first annuity check may be delayed while we process your choice of Income Options and calculate the amount of your initial payment.

For payments to begin on the annuity starting date you chose, we must have received all information and documentation necessary for the Income Option you’ve picked. If we haven’t received all the necessary information, we’ll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the Annuitant’s 90th birthday. The annuity start date may have to be earlier for Qualified Contracts. If you haven’t picked an Income Option by then or if we have not otherwise received all the necessary information, we will begin payments under a One-Life Annuity with, if allowed under federal tax law, a ten-year guaranteed period. The payments will be made out of the fixed account.

We’ll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad.

INCOME PAYMENTS

Your payments are based on your Accumulation Value determined on the last Business Day before the annuity starting date. At the annuity starting date, the dollar amount of each annuity payment resulting from your Accumulation Value is fixed, based upon:

•	the annuity option you choose

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the ages of the Annuitant and any Second Annuitant, and

•	the current annuity rates, not to be less than those specified in your Contract’s rate schedule.

Payments are not variable—they won’t change based on the investment experience of any Investment Account.

ANNUITY OPTIONS

You have a number of different annuity options. The current options are:

•

One-Life Annuities with or without Guaranteed Period. Pays income as long as the Annuitant lives. If you opt for a guaranteed period (10, 15 or 20 years) and your Annuitant dies before it’s over, income payments will continue to you or your Beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at the Annuitant’s death—so that it’s possible for you to receive only one payment if your Annuitant dies less than a month after payments start.

•

Fixed-Period Annuities. Pays income for a stipulated period of not less than two nor more than thirty years. At the end of the period you’ve chosen, payments stop. If you die before the period is up, your Beneficiary becomes the Contractowner.

•

Two-Life Annuities with or without Guaranteed Period. Pays income to you as long as the Annuitant or Second Annuitant lives, then continues at either the same or a reduced level for the life of the survivor, or until the end of the specified guaranteed period, whichever period is longer. There are three types of two-life annuity options, all available with or without a guaranteed period—Full Benefit While Either the Annuitant or the Second Annuitant is Alive, Two-Thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, and a Half-Benefit After the Death of the Annuitant.

Your Beneficiary has the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due under a Fixed-Period Annuity or Life Annuity with a Guaranteed Period. The commuted value, which is the present value of annuity payments used when an annuity will be paid in a lump sum instead of a series of payments, is equal to the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. The interest rate used is the same as that used to determine the guaranteed amount of the annuity payments.

DEATH BENEFITS

AVAILABILITY; CHOOSING BENEFICIARIES

Unless the “Special Option for Spouses” described immediately below applies, the death benefit will be paid if either the Owner or Annuitant dies during the Accumulation Period. When you fill out an application for a Contract, you name one or more Beneficiaries to receive the death benefit if you die. You can change your Beneficiary at any time during the Accumulation Period. For more information on designating Beneficiaries, contact TIAA-CREF Life or your legal adviser.

SPECIAL OPTION FOR SPOUSES

If the surviving spouse is the sole Beneficiary when the Owner dies, the spouse can choose to become the Contractowner and continue the Contract, or receive the death benefit. If the surviving spouse does not make a choice within 60 days after we receive proof of death, the spouse will automatically become the Contractowner, and no death

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benefit will be paid to the surviving spouse. Your spouse will also become the Annuitant if you were the Annuitant.

AMOUNT OF DEATH BENEFIT

The amount of the death benefit is your Accumulation Value on the Valuation Day we authorize payment of the death benefit. We will authorize payment of a Beneficiary’s portion of the death benefit on the date we receive due proof of death of an Owner or Annuitant and all information required to be furnished for payment of that Beneficiary’s portion of the death benefit.

If you have elected the Guaranteed Minimum Death Benefit (for an additional charge), and this amount is greater than the Accumulation Value, we will instead pay the Guaranteed Minimum Death Benefit (see below).

GUARANTEED MINIMUM DEATH BENEFIT OPTION

If you elected the Guaranteed Minimum Death Benefit option (for an additional charge) and, on the Business Day we authorize payment of the death benefit, this amount is greater than the Contract death benefit (which is equal to the Accumulation Value), then we will pay the Guaranteed Minimum Death Benefit instead of the Contract death benefit.

The Guaranteed Minimum Death Benefit on any Business Day is equal to the sum of all Premiums credited under the Contract less the “adjusted sum” of each withdrawal made.

The adjusted sum of each withdrawal made is equal to the sum of each withdrawal multiplied by the greater of 1 or the following:

•	the value of the Guaranteed Minimum Death Benefit on the Business Day preceding the withdrawal, divided by

•	the Accumulation Value on the Business Day of the withdrawal, excluding the effect of any transactions on that day.

Multiple withdrawals made on any single day will be aggregated for the purpose of this calculation.

The following example is intended to illustrate how we calculate the Guaranteed Minimum Death Benefit. Assume:

•	On July 16th, an initial Premium of $10,000 is received by us and the Contract is issued.

•	The Accumulation Value equals $10,000.

•	The Contract death benefit, which is equal to the Accumulation Value, is also $10,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($10,000) less the “adjusted sum” of each withdrawal ($0), also equals $10,000.

If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $10,000. Because the Guaranteed Minimum Death Benefit is not greater than the Contract death benefit, we will not instead pay the Guaranteed Minimum Death Benefit.

•	On August 21st, a withdrawal of $2,000 is made from the Contract.
•	Assume that prior to the withdrawal, the Accumulation Value equals $8,500. After the withdrawal, the Accumulation Value equals $6,500.

•	The Contract death benefit, which is equal to the Accumulation Value after the withdrawal, is $6,500.

•	The Guaranteed Minimum Death Benefit is equal to the sum of all Premiums less the “adjusted sum” of each withdrawal.

•	The “adjusted sum” of the $2,000 withdrawal is equal to the withdrawal ($2,000) multiplied by the greater of:

1.	1; or

2.	the prior Business Day’s Guaranteed Minimum Death Benefit ($10,000) divided by the current Accumulation Value excluding the effect of any transactions on that day ($8,500). This equals 1.1764706 ($10,000/$8,500).

•	Because 1.176 is greater than 1, the withdrawal ($2,000) is multiplied by 1.1764706 to equal $2,352.94.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($10,000) less the “adjusted sum” of each withdrawal ($2,352.94), equals $7,647.06.

If a death benefit were to be paid on this date, it would be equal to the Guaranteed Minimum Death Benefit of $7,647.06, because this amount is greater than the Contract death benefit of $6,500.

•	On September 1st, a subsequent Premium of $20,000 is received by us.

•	Assume that prior to receipt of the Premium, the Accumulation Value equals $9,000. After the Premium is received, the Accumulation Value equals $29,000.

•	The Contract death benefit, which is equal to the Accumulation Value after the Premium is received, is $29,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($30,000=$10,000+$20,000) less the “adjusted sum” of each withdrawal ($2,352.94), equals $27,647.06 ($30,000–$2,352.94).

If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $29,000, which is greater than the Guaranteed Minimum Death Benefit of $27,647.06.

•	On September 28th, a withdrawal of $5,000 is made from the Contract.

•	Assume that prior to the withdrawal, the Accumulation Value equals $31,500. After the withdrawal, the Accumulation Value equals $26,500.

•	The Contract death benefit, which is equal to the Accumulation Value after the withdrawal, is $26,500.

•	The Guaranteed Minimum Death Benefit is equal to the sum of all Premiums less the “adjusted sum” of each withdrawal.

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•	The “adjusted sum” of the $5,000 withdrawal is equal to the withdrawal ($5,000) multiplied by the greater of:

1.	1; or

2.	the prior Business Day’s Guaranteed Minimum Death Benefit ($27,647.06) divided by the current Accumulation Value excluding the effect of any transactions on that day ($31,500). This equals 0.877684 ($27,647.06/$31,500).

•	Because 1 is greater than 0.877684, the withdrawal ($5,000) is multiplied by 1 to equal $5,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($30,000=$10,000+$20,000) less the “adjusted sum” of each withdrawal ($7,352.94=$2,352.94+$5,000), equals $22,647.06.

If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $26,500, which is greater than the Guaranteed Minimum Death Benefit of $22,647.06.

The Guaranteed Minimum Death Benefit is a guaranteed minimum, which means that we will only pay this amount if it is greater than the Contract death benefit.

The daily charge for the Guaranteed Minimum Death Benefit is shown in the “Separate Account Charges” section of this Prospectus. You may not elect the Guaranteed Minimum Death Benefit after we issue your Contract, and may not cancel it after we issue your Contract.

METHODS OF PAYMENT OF DEATH BENEFITS

The sole method of payment for death benefits is a single-sum payment. The entire death benefit is paid at once. If there is more than one Beneficiary, we will pay each Beneficiary, in a single-sum payment, his or her portion of the death benefit as determined on the Valuation Day we receive all information required to be furnished for payment of that Beneficiary’s portion of the death benefit. Because Beneficiaries may provide the required information to us on different days, Beneficiaries may receive differing amounts, even where all Beneficiaries have been designated so as to share equally in the death benefit proceeds.

Death benefit payments must be made within five years of your death. Upon payment of the entire death benefit, the Contract will terminate.

In all events, the death benefit and the termination provisions of the Contract will be administered in accordance with the requirements of Sections 72(s) or 401(a)(9), as applicable to your Contract.

DELAYS IN PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, or transfer from the Investment Accounts within 7 days after we receive all applicable acceptable notices, and/or due proofs of death. However, we can postpone these payments if:

•

the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; or

•

an emergency exists, as a result of which the Securities and Exchange Commission determines that (A) the disposal of shares in an Investment Account or its corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account or its corresponding Portfolio; or

•	an Investment Account or its corresponding Portfolio otherwise suspends payment or redemption of its shares pursuant to an order of the Securities and Exchange Commission; or

•	you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment until the check or draft has been honored.

FEDERAL INCOME TAXES

The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.

TAXATION OF ANNUITIES

The following discussion assumes the Contracts qualify as annuity Contracts for federal income tax purposes:

In General. Internal Revenue Code (IRC) Section 72 governs annuity taxation generally. We believe an Owner who is a natural person usually won’t be taxed on increases in the value of a Contract until there is a distribution (i.e., the Owner withdraws all or part of the Accumulation Value or takes annuity payments). Since transfers among Investment Accounts under the Contract aren’t considered distributions, they won’t be taxed. Assigning, pledging, or agreeing to assign or pledge any part of the Accumulation Value usually will be considered a distribution.

Withdrawals of accumulated investment earnings are taxable as ordinary income. The IRC generally requires Non-Qualified Contract withdrawals to be first allocated to investment earnings.

The Owner of any annuity Contract who is not a natural person (such as a trust) generally must include in income any increases in the value of the Contract during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.

Qualified and Non-Qualified Contracts. If you purchase the Contract as an individual and not as an Individual Retirement Annuity (IRA), Roth IRA, SEP or SIMPLE plan, your Contract is referred to as a Non-Qualified Contract. If you purchase the Contract as part of an IRA, Roth IRA, SEP or SIMPLE plan, your Contract is referred to as a Qualified Contract:

(a)	Individual Retirement Annuities. Sections 219 and 408 of the IRC permit individuals or their employers to

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contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA,” including an employer-sponsored Simplified Employee Pension (“SEP”). Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions must commence. In addition, distributions from certain other types of eligible retirement plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

(b)	Roth Individual Retirement Annuities. Section 408A of the IRC permits individuals with incomes below a certain level to contribute to an individual retirement program known as a Roth Individual Retirement Annuity’ or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, Section 403(b) tax-sheltered annuity, or eligible governmental Section 457 plan) to a Roth IRA. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(c)

SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the IRC, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $10,500 for 2008 (and thereafter, adjusted for cost-of-living increases in accordance with the IRC). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $2,500 for 2008 (and thereafter adjusted for cost-of-living increases in accordance with the IRC). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Contract is used as a SIMPLE IRA.

The following discussion applies generally to Contracts owned by a natural person:

Withdrawals—Non-Qualified Contracts. If you make a withdrawal from your Non-Qualified Contract, the IRC generally treats such a withdrawal as first coming from earnings and then from your Premiums. Such withdrawn earnings are includible in income.

Diversification Requirements. The IRC requires that the investments of each Investment Account of the Separate Account underlying the Contracts be “adequately diversified” in order for the Non-Qualified Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each Investment Account, through the Portfolio in which it invests, will satisfy these diversification requirements.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contractowners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of a Contractowner to allocate Premiums and transfer amounts among the Investment Accounts of the Separate Account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contractowner from being treated as the Owner of the Separate Account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the IRC requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Annuity endorsement contains provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

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Other rules may apply to Qualified Contracts.

The IRC also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after the taxpayer reaches age 59 1/2 ;

(2)	paid after you die;

(3)	paid if the taxpayer becomes totally disabled (as that term is defined in the IRC);

(4)	paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

(5)	paid under an immediate annuity; or

(6)	that come from purchase payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

Partial 1035 Exchanges. Section 1035 of the IRC provides that a non-qualified annuity contract may be exchanged in a tax-free transaction for another annuity contract. The Internal Revenue Service (IRS) has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also generally qualify as a non-taxable exchange. The IRS recently issued additional guidance which provides that a distribution from either of the contracts involved in the direct partial exchange within 12 months of the exchange would result in the exchange being treated as a taxable distribution from the first contract, followed by a payment for the second contract, except in limited circumstances, including a lifetime event such as divorce, disability or loss of employment which occurred between the date of the partial direct exchange and the withdrawal. Contractowners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

Withdrawals—Qualified Contracts. If you make a withdrawal from your Qualified Contract, a portion of the withdrawal is treated as taxable income. This portion depends on the ratio of pretax purchase payments to the after-tax purchase payments in your Contract. If all of your Premiums were made with pretax money, then the full amount of any withdrawal is includible in taxable income. Special rules may apply to withdrawals from certain types of Qualified Contracts.

The IRC also provides that any amount received under a Qualified Contract, which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2 ;

(2)	paid after you die;

(3)	paid if you become totally disabled (as that term is defined in the IRC);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for life or a period not exceeding life expectancy;

(5)	paid for certain allowable medical expenses (as defined in the IRC);

(6)	paid on account of an IRS levy upon the Qualified Contract;

(7)	paid from an IRA for medical insurance (as defined in the IRC);

(8)	paid from an IRA for qualified higher education expenses; or

(9)	paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined in the IRC).

With respect to (4) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

Surrenders—Qualified Policies Generally. Federal tax law and/or the terms of the plan may limit the rights otherwise available to you under the Contract.

There are special rules that govern qualified policies. Generally, these rules restrict:

•	the amount that can be contributed to the Contract during any year;

•	the time when amounts can be paid from the Contract; and

•	the amount of any death benefit that may be allowed.

In the case of a withdrawal under a Qualified Contract, a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any nondeductible Premiums made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

In addition, a penalty tax may be assessed on amounts surrendered from the Contract prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the Contract by a certain date.

The IRC generally requires that interests in a Qualified Contract be nonforfeitable.

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TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

Transferring Contract ownership, pledging the Contract as security for a loan, designating an Annuitant, payee or other Beneficiary who is not also the Owner, or exchanging a Contract can have other tax consequences that we don’t discuss here. If you’re thinking about any of those transactions, contact a tax adviser. There may be limitations on your ability to assign a Qualified Contract.

ANNUITY PAYMENTS

Although the tax consequences may vary depending on the annuity payment option you select, in general, for Non-Qualified and certain Qualified Contracts, only a portion of the annuity payments you receive will be includable in your gross income. In general, the excludable portion of each annuity payment you receive will be determined as follows: by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If, after the annuity commencement date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return. You should consult a tax advisor before electing the Initial Payment Guarantee or a feature with stabilized payments.

REQUIRED DISTRIBUTIONS

Qualified Contracts, other than Roth IRAs, are subject to the required minimum distribution (“RMD”) rules under IRC Section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Contract must begin no later than April 1 of the year following the year in which you attain age 70 1/2. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not. If your annuity starting date has occurred, then payments under the annuity are subject to the rules under IRC Section 401(a)(9) applicable to defined benefit plans. Prior to the annuity starting date, the required minimum distribution from the Qualified Contract is generally determined by dividing the value of the Qualified Contract as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). In such case, regulations under IRC Section 401(a)(9) provide that, during the Accumulation Period of the Qualified Contract, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must in most cases be taken into account in calculating the value of the Qualified Contract for purposes of determining the annual RMD for the Qualified Contract. As a result, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your Contract. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits, if any, in connection with your Qualified Contract.

WITHHOLDING

Annuity distributions are usually subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, Section 72(e) will treat as one contract all TIAA-CREF Life and TIAA Non-Qualified deferred annuity Contracts issued to the same Owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). Consult a tax adviser before buying more than one annuity Contract for the purpose of gaining a tax advantage.

POSSIBLE CHARGE FOR TIAA-CREF LIFE’S TAXES

Currently we don’t charge the Separate Account for any federal, state, or local taxes on it or its Contracts (other than premium taxes—see “Charges”), but we reserve the right to charge the Separate Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

OTHER TAX ISSUES

Federal Estate Taxes. While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump-sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

Generation-skipping transfer tax. Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

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Annuity purchases by residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a U.S. life insurance company is U.S.-source income that is generally subject to U.S. federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

GENERAL MATTERS

TELEPHONE AND INTERNET TRANSACTIONS

To speak with a customer service representative to make requests related to your Contract or to obtain more information, you can call the Administrative Office at 877 694-0305.

You can also use the TIAA-CREF website’s account access feature to check your Accumulation Value and current allocation percentages, and make transfers. You will be asked to enter your Contract number and last four digits of your Social Security number. You will be led through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made through the website are electronically recorded. To use the website’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

Computer systems may not always be available. Any computer system, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

You should protect your Contract number and Social Security number, because automated transaction options will be available to anyone who provides your Contract number and Social Security number. We may not be able to verify that you are the person providing instructions through the website, or that you have authorized any such person to act for you.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

CONTACTING TIAA-CREF LIFE

We won’t consider any notice, form, request, or payment to have been received by TIAA-CREF Life until it reaches our Administrative Office. You can ask questions by calling toll-free 877 694-0305.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 877 694-0305, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one Contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 694-0305, or write us.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or account statement that we send you.

DISTRIBUTING THE CONTRACTS

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

The Contracts are offered by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), subsidiaries of TIAA which are both registered with the SEC as broker/dealers and are members of FINRA. TPIS may also enter into selling agreements with third parties to distribute the Contracts. TPIS is considered the “principal underwriter” for interests in the Contract. Anyone

Intelligent Variable Annuity Prospectus	27

distributing the Contract must be a registered representative of either TPIS or Services or an entity that has entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the Contracts, although we pay TPIS a fee from our General Account assets for sales of the Contracts. Because no Contracts were sold during 2007, we did not pay any fees to TPIS for fiscal year 2007 for distribution of the Contracts. We intend to recoup payments made to TPIS through fees and charges imposed under the Contract.

LEGAL PROCEEDINGS

Neither the Separate Account, TIAA-CREF Life, nor TPIS is involved in any legal action that we consider material to the Separate Account.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you remit Premiums, or make a cash withdrawal or transfer among the Investment Accounts. The statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions immediately following the end of each calendar quarter.

You will be sent a statement each quarter which sets forth the following:

(1)	Premiums paid during the quarter;

(2)	the number and dollar value of Accumulation Units in the Investment Accounts credited during the quarter and in total;

(3)	cash withdrawals during the quarter; and

(4)	any transfers among the Investment Accounts during the quarter.

You will also receive, at least semiannually, reports containing the financial statements of the Portfolios and a schedule of investments held by the Portfolios.

28	Prospectus Intelligent Variable Annuity

Table of Contents for the Statement of Additional Information

B-2	General Matters
B-3	State Regulation
B-3	Legal Matters
B-3	Experts
B-3	Additional Information
B-3	Financial Statements
B-4	Index to Financial Statements

Intelligent Variable Annuity Prospectus	29

For more information about Intelligent Variable Annuity

How to reach us

TIAA-CREF website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org

24 hours a day, 7 days a week

Administrative Office

877 694-0305

8:00 a.m. to 6:00 p.m. (ET) Monday–Friday

Investment Company Act of 1940

Registration File No. 811-08963

How to Request Electronic Delivery

You can receive this document through electronic delivery. Discover how convenient it is to receive important documents from TIAA-CREF Life online and be able to save a tree.

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You can have prospectuses, annual reports, and semiannual reports sent to you.

How do I sign up for electronic delivery ?

Just go to “LOG IN” from the TIAA-CREF home page at http://tiaa-cref.org. Enter your User ID and Password, select “MY PROFILE” at the top of your screen and then, select E-Delivery Preferences.

New User— go to “New User? Sign Up for Access” just below “LOG IN” and enter your contract number, last four digits of your Social Security number and date of birth. After you are set up, continue to “MY PROFILE” as above.

Have questions or need more information?

Call us at 877 694-0305 Monday through Friday from 8 a.m. to 6 p.m. (ET) or you can contact us at http://www.tiaa-cref.org/about/contact/.

Be sure to visit our website and sign up today. Make electronic delivery your preference.

TIAA-CREF Individual & Institutional Services, LLC and Teachers Personal Investors Services, Inc. distribute securities products.

©2008 TIAA-CREF Life Insurance Company (TIAA-CREF Life), 730 Third Avenue, New York, NY 10017

www.tiaa-cref.org	730 Third Avenue, New York, NY 10017-3206

STATEMENT OF ADDITIONAL INFORMATION

INTELLIGENT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

MAY 1, 2008

This Statement of Additional Information (“SAI”) contains additional information regarding the Intelligent Variable Annuity—an individual flexible premium deferred variable annuity contract (the “Contract”) offered by TIAA-CREF Life Insurance Company (the “Company” or “TIAA-CREF Life”). This SAI is not a prospectus, and should be read together with the prospectus for the Contract dated May 1, 2008 and the prospectuses for the mutual funds that serve as investment options for the Contract. You may obtain a copy of these prospectuses at no charge by writing us at: TIAA-CREF Life Insurance Company, P.O. Box 724508 Atlanta, GA 31139 or calling us toll-free at 877 694-0305. Capitalized terms in this SAI have the same meanings as in the prospectus for the Contract.

Table of Contents for the Statement of Additional Information

B-2	General Matters
B-3	State Regulation
B-3	Legal Matters
B-3	Experts

B-3	Additional Information
B-3	Financial Statements
B-4	Index to Financial Statements

GENERAL MATTERS

THE CONTRACT

The Contract and the application are the entire contractual agreement between you and TIAA-CREF Life. We have issued the Contract in return for your completed application and the first Premium. Any endorsement to or amendment of the Contract or waiver of any of its provisions will be valid only if in writing and signed by an executive officer or a registrar of TIAA-CREF Life. All benefits are payable at our home office in New York, NY or at an administrative office designated by us. The Contract is incontestable.

ASSIGNMENT OF CONTRACTS

You may assign a Non-Qualified Contract prior to the annuity starting date. We assume no responsibility for the validity of any such assignment, nor will we be charged with notice of any assignment unless it is in writing and has been received by us. The rights of the Owners, Annuitant, any Second Annuitant, any Beneficiaries and any other person to receive benefits under the Non-Qualified Contract will be subject to the terms of any assignment. You should consult your tax advisor before making any assignment of the Contract. You may not assign the Contract on or after the annuity starting date.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the Separate Account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a Contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the Separate Account, appropriate adjustments will be made. Any amounts so paid or charged will include compound interest at the effective rate of 6% per year.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a Contract is living on the date payment is due. If this proof is not received after a request in writing, the Separate Account will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two-life annuity we have overpaid benefits because we were not notified of a death, we will reduce or withhold subsequent payments until the amount of the overpayment, plus compound interest at the rate of 6% per year, has been recovered.

PROTECTION AGAINST CLAIMS OF CREDITORS

The benefits and rights accruing to you or any other persons under the Contract are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

PROCEDURES FOR ELECTIONS AND CHANGE

You have to make any choice or change available under the Contract in a form acceptable to us at our home office in New York, NY or an administrative office designated by us. If you send us a notice changing your Beneficiaries or other persons named to receive payments, it will take effect as of the date it was signed even if you then die before the notice actually reaches us. Any other notice will take effect as of the date we receive it. If we take any action in good faith before receiving the notice, we will not be subject to liability even if our acts were contrary to what you told us in the notice. If a joint Owner has been named and both Owners are living, authorization from both Owners is required for changes and transactions other than transfers and allocation of Premiums.

FINANCIAL SUPPORT AGREEMENT

The Contracts are issued by TIAA-CREF Life. All of the stock of TIAA-CREF Life is held by Teachers Insurance and Annuity Association of America (TIAA).

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any Contractowner of TIAA-CREF Life with recourse to TIAA.

MANAGEMENT RELATED SERVICE CONTRACTS

Pursuant to an administrative service agreement with our parent company, TIAA, McCamish Systems LLC, a Georgia Limited Liability Company, provides product administration to TIAA-CREF Life. We also have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the Separate Account of TIAA-CREF Life.

B-2	Statement of Additional Information ■ Intelligent Variable Annuity

TIAA-CREF Life on behalf of the Separate Account has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the Separate Account.

STATE REGULATION

TIAA-CREF Life and the Separate Account are subject to regulation by the State of New York Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA-CREF Life and the Separate Account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The Separate Account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the Separate Account is made at least every five years. In addition, a full examination of the Separate Account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA-CREF Life. Dechert LLP has provided advice to the separate account related to certain matters under the federal securities law.

EXPERTS

The statements of assets and liabilities of the TIAA-CREF Life Separate Account VA-1 as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of TIAA-CREF Life as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the Contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account and TIAA-CREF Life follow.

TIAA-CREF Life’s financial statements should be considered only as bearing upon TIAA-CREF Life’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Intelligent Variable Annuity ■ Statement of Additional Information	B-3

Index to Financial Statements

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 Audited Financial Statements For the Fiscal Year Ended December 31, 2007:
Page
B-5	Report of Independent Registered Public Accounting Firm
B-6	Statements of Assets and Liabilities
B-8	Statements of Operations
B-10	Statements of Changes in Net Assets
B-12	Notes to Financial Statements

B-4	Statement of Additional Information ■ Intelligent Variable Annuity

Report of independent registered public accounting firm

To the Contractowners of TIAA-CREF Life Separate Account VA-1 and the Board of Directors of TIAA-CREF Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of TIAA-CREF Life Separate Account VA-1 at December 31, 2007, and the results of each of their operations for the year ended and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the TIAA-CREF Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of fund shares owned at December 31, 2007 with the transfer agent of the investee mutual funds, provides a reasonable basis of our opinion.

PricewaterhouseCoopers LLP

April 11, 2008

Intelligent Variable Annuity ■ Statement of Additional Information	B-5

Statement of assets and liabilities

TIAA-CREF Life Separate Account VA-1  ■  December 31, 2007

	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account

ASSETS
Investments, at cost	$31,327,335	$50,267,294	$115,556,956
Shares held in corresponding Funds	2,260,225	2,345,870	5,128,806
Investments, at value	40,729,256	68,170,989	123,193,913
Amounts due from TIAA	6,428	22,278	16,160
Total assets	$40,735,684	$68,193,267	$123,210,073

NET ASSETS
Seed money	88,664	141,805	153,360
Accumulation fund	39,577,668	66,017,949	121,329,562
Annuity fund	1,069,352	2,033,513	1,727,151
Net assets	$40,735,684	$68,193,267	$123,210,073

B-6	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to financial statements

Stock Index Sub-Account	Social Choice Equity Sub-Account	Large-Cap Value Sub-Account	Small-Cap Equity Sub-Account	Real Estate Securities Sub-Account	Bond Sub-Account	Money Market Sub-Account

$144,629,594	$21,104,613	$49,733,691	$34,124,528	$54,826,374	$27,874,203	$97,972,437
5,705,355	916,376	1,410,300	1,062,059	1,563,765	1,118,834	97,972,437
180,859,745	24,852,109	44,142,399	28,856,153	41,439,707	27,467,377	97,972,438
52,396	4,746	9,516	6,507	13,852	—	—
$180,912,141	$24,856,855	$44,151,915	$28,862,660	$41,453,559	$27,467,377	$97,972,438

163,615	136,985	218,668	215,924	234,285	11,572	11,320
175,011,894	24,032,561	42,865,731	28,148,224	39,884,621	27,455,805	97,961,118
5,736,632	687,309	1,067,516	498,512	1,334,653	—	—
$180,912,141	$24,856,855	$44,151,915	$28,862,660	$41,453,559	$27,467,377	$97,972,438

See notes to financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-7

Statement of operations

TIAA-CREF Life Separate Account VA-1  ■  For the Year Ended December 31, 2007

	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account

INVESTMENT INCOME
Income:
Reinvested dividends	$273,994	$919,976	$23,305,865
Total Income	273,994	919,976	23,305,865

Expenses—note 2:
Administrative expenses	64,221	113,394	210,839
Mortality and expense risk charges	127,445	225,409	418,353
Total expenses	191,666	338,803	629,192
Investment income—net	82,328	581,173	22,676,673

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS—Note 3
Net realized gain (loss) on investments	2,413,505	1,544,015	6,039,618
Net change in unrealized appreciation (depreciation) on investments	3,489,697	6,866,292	(12,401,749)
Net realized and unrealized gain (loss) on investments	5,903,202	8,410,307	(6,362,131)
Net increase in net assets resulting from operations	$5,985,530	$8,991,480	$16,314,542

B-8	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to financial statements

Stock Index Sub-Account	Social Choice Equity Sub-Account	Large-Cap Value Sub-Account	Small-Cap Equity Sub-Account	Real Estate Securities Sub-Account	Bond Sub-Account	Money Market Sub-Account

$4,701,362	$871,574	$6,178,407	$3,025,450	$7,142,897	$1,298,197	$3,919,829
4,701,362	871,574	6,178,407	3,025,450	7,142,897	1,298,197	3,919,829

364,380	50,879	93,872	67,153	120,125	44,082	155,488
725,120	100,748	185,723	132,990	237,403	86,182	303,584
1,089,500	151,627	279,595	200,143	357,528	130,264	459,072
3,611,862	719,947	5,898,812	2,825,307	6,785,369	1,167,933	3,460,757

6,213,326	(1,140,918)	1,190,524	(334,013)	2,205,325	29,476	(19)
(1,987,545)	1,284,557	(7,314,842)	(4,409,026)	(18,672,718)	(88,060)	19
4,225,781	143,639	(6,124,318)	(4,743,039)	(16,467,393)	(58,584)	—
$7,837,643	$863,586	$(225,506)	$(1,917,732)	$(9,682,024)	$1,109,349	$3,460,757

See notes to financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-9

Statement of changes in net assets

TIAA-CREF Life Separate Account VA-1

	Growth Equity Sub-Account		Growth & Income Sub-Account
	For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006

FROM OPERATIONS
Investment income—net	$82,328	$49,462	$581,173	$437,373
Net realized gain (loss) on investments	2,413,505	(3,190)	1,544,015	1,025,355
Net change in unrealized appreciation (depreciation) on investments	3,489,697	1,264,301	6,866,292	5,082,760
Net increase in net assets resulting from operations	5,985,530	1,310,573	8,991,480	6,545,488

FROM CONTRACTOWNER TRANSACTIONS
Premiums	2,191,380	1,808,069	3,922,661	2,874,687
Net contractowner transfers (to) from fixed account	6,535,265	(2,330,052)	10,856,194	(166,201)
Annuity payments	(71,270)	(47,896)	(202,570)	(144,349)
Withdrawals and death benefits	(1,429,137)	(2,096,220)	(2,424,880)	(2,968,031)
Net increase (decrease) in net assets resulting from contractowner transactions	7,226,238	(2,666,099)	12,151,405	(403,894)
Net increase (decrease) in net assets	13,211,768	(1,355,526)	21,142,885	6,141,594

NET ASSETS
Beginning of year	27,523,916	28,879,442	47,050,382	40,908,788
End of year	$40,735,684	$27,523,916	$68,193,267	$47,050,382

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1,774,017	1,960,364	1,733,589	1,748,184
Credited for premiums	144,410	120,451	141,931	116,609
Credited (cancelled) for transfers and disbursements	244,281	(306,798)	250,838	(131,204)
End of year	2,162,708	1,774,017	2,126,358	1,733,589

	Large-Cap Value Sub-Account		Small-Cap Equity Sub-Account
	For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006

FROM OPERATIONS
Investment income—net	$5,898,812	$2,828,767	$2,825,307	$2,836,095
Net realized gain (loss) on investments	1,190,524	751,998	(334,013)	(237,544)
Net change in unrealized appreciation (depreciation) on investments	(7,314,842)	2,737,566	(4,409,026)	1,906,056
Net increase in net assets resulting from operations	(225,506)	6,318,331	(1,917,732)	4,504,607

FROM CONTRACTOWNER TRANSACTIONS
Premiums	4,612,654	3,583,098	2,958,273	2,924,804
Net contractowner transfers (to) from fixed account	1,575,064	6,046,362	(3,296,931)	3,468,009
Annuity payments	(110,468)	(56,402)	(81,866)	(60,452)
Withdrawals and death benefits	(2,327,484)	(2,676,948)	(1,929,756)	(2,648,035)
Net increase (decrease) in net assets resulting from contractowner transactions	3,749,766	6,896,110	(2,350,280)	3,684,326
Net increase (decrease) in net assets	3,524,260	13,214,441	(4,268,012)	8,188,933

NET ASSETS
Beginning of year	40,627,655	27,413,214	33,130,672	24,941,739
End of year	$44,151,915	$40,627,655	$28,862,660	$33,130,672

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	799,189	650,286	612,678	539,417
Credited for premiums	87,284	77,941	55,183	58,046
Credited (cancelled) for transfers and disbursements	(33,941)	70,962	(103,610)	15,215
End of year	852,532	799,189	564,251	612,678

B-10	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to financial statements

International Equity Sub-Account		Stock Index Sub-Account		Social Choice Equity Sub-Account
For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006

$22,676,673	$804,890	$3,611,862	$3,282,580	$719,947	$381,823
6,039,618	3,835,529	6,213,326	825,545	(1,140,918)	1,314,440
(12,401,749)	11,678,602	(1,987,545)	17,927,603	1,284,557	1,261,491
16,314,542	16,319,021	7,837,643	22,035,728	863,586	2,957,754

10,410,343	6,241,681	14,353,020	9,235,200	1,847,414	1,598,675
20,983,707	13,267,047	(161,766)	(2,503,174)	(198,069)	(1,070,744)
(177,083)	(95,797)	(623,152)	(397,435)	(60,648)	(45,936)
(5,834,418)	(4,369,371)	(9,662,458)	(10,951,535)	(1,237,161)	(1,758,362)
25,382,549	15,043,560	3,905,644	(4,616,944)	351,536	(1,276,367)
41,697,091	31,362,581	11,743,287	17,418,784	1,215,122	1,681,387

81,512,982	50,150,401	169,168,854	151,750,070	23,641,733	21,960,346
$123,210,073	$81,512,982	$180,912,141	$169,168,854	$24,856,855	$23,641,733

2,990,265	2,373,412	4,658,007	4,809,463	788,952	838,839
347,908	255,503	385,006	275,848	61,351	51,573
459,116	361,350	(306,791)	(427,304)	(58,164)	(101,460)
3,797,289	2,990,265	4,736,222	4,658,007	792,139	788,952

Real Estate Securities Sub-Account		Bond Sub-Account		Money Market Sub-Account
For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006

$6,785,369	$5,023,734	$1,167,933	$667,437	$3,460,757	$1,399,183
2,205,325	1,000,341	29,476	(154,819)	(19)	—
(18,672,718)	8,766,648	(88,060)	107,255	19	—
(9,682,024)	14,790,723	1,109,349	619,873	3,460,757	1,399,183

5,343,931	7,838,497	6,043,261	3,376,058	67,796,353	47,969,936
(16,930,475)	4,120,295	5,005,271	287,562	(15,820,868)	(6,106,900)
(164,750)	(100,472)	—	—	—	—
(2,530,805)	(2,661,776)	(1,029,057)	(1,439,455)	(10,163,017)	(7,736,232)
(14,282,099)	9,196,544	10,019,475	2,224,165	41,812,468	34,126,804
(23,964,123)	23,987,267	11,128,824	2,844,038	45,273,225	35,525,987

65,417,682	41,430,415	16,338,553	13,494,515	52,699,213	17,173,226
$41,453,559	$65,417,682	$27,467,377	$16,338,553	$97,972,438	$52,699,213

989,534	833,121	592,742	509,500	4,872,063	1,658,224
81,446	141,043	215,214	124,992	6,115,082	4,508,613
(333,267)	15,370	140,942	(41,750)	(2,336,344)	(1,294,774)
737,713	989,534	948,898	592,742	8,650,801	4,872,063

See notes to financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-11

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Note 1—significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27,1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

Investors participate in the Separate Account by purchasing one of 3 different variable annuity contracts: the PA Select and Single Premium Immediate Annuity (the “Original Contract”), the Lifetime Variable Select Annuity (the “Lifetime Contract”) and the Intelligent Variable Annuity (the “Intelligent VA”). Premiums received from the contracts are allocated to investment accounts, the (“Sub-Accounts”) which invest in the TIAA-CREF Life Funds (the “Funds”), an open end management investment company registered with the Commission and managed by Teachers Advisors, Inc., an indirect subsidiary of TIAA. The Original Contract currently offers 8 investment Sub-Account options and Lifetime Contract currently offers 10 investment Sub-Account options. Accumulation unit values are calculated daily for each investment account.

On November 1, 2007, The Intelligent Variable Annuity (the “Intelligent VA”) was launched as an additional variable annuity contract funded through the Separate Account. Intelligent VA allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options. At December 31, 2007, there are no assets in the Intelligent VA.

The following table summarizes the Units owned by TIAA-CREF Life at December 31, 2007 in the Sub-Accounts:

	Shares held by TIAA-CREF Life at December 31, 2007	Value of shares held by TIAA-CREF Life at December 31, 2007
Growth Equity Sub-Account	4,845	$88,664
Growth & Income Sub-Account	4,567	141,805
International Equity Sub-Account	4,800	153,360
Stock Index Sub-Account	4,428	163,615
Social Choice Equity Sub-Account	4,515	136,985
Large-Cap Value Sub-Account	4,349	218,668
Small-Cap Equity Sub-Account	4,328	215,924
Real Estate Securities Sub-Account	4,333	234,285
Bond Market Sub-Account	400	11,572
Money Market Sub-Account	1,000	11,320

Net assets allocated to contracts in the payout period are computed according to the A2000 Mortality Table with 3 year setbacks. The assumed investment return is fixed at 4%. The mortality risk is fully borne by TIAA CREF Life Insurance Company and may result in additional amounts being transferred into the variable annuity account by TIAA CREF Life Insurance Company to cover greater longevity of annuitants than expected.

Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The Sub-Accounts enter into contracts that contain various indemnification provisions. No claims or loses related to such indemnity provisions have been made against the account since inception and management believes the risk of loss is remote. However, the Sub-Accounts maximum potential exposure under these arrangements is unknown.

The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts, which are in conformity with U.S. generally accepted accounting principles.

Valuation of Investments: The market value of the investments in the Funds is based on the net asset value of the Funds as of the close of business on the valuation date.

Accounting for Investments: Securities transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal Income Taxes: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

Note 2—expense charges

Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Separate Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.40% of the net assets of the Sub-Accounts.

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 3—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Growth Equity Sub-Account	$13,030,259	$5,724,324
Growth & Income Sub-Account	18,530,947	5,807,753
International Equity Sub-Account	62,956,077	14,905,018
Stock Index Sub-Account	30,662,578	23,162,447
Social Choice Equity Sub-Account	4,546,321	3,476,048
Large-Cap Value Sub-Account	23,491,351	13,846,262
Small-Cap Equity Sub-Account	11,273,025	10,797,697
Real Estate Securities Sub-Account	22,257,051	29,757,361
Bond Sub-Account	14,881,859	3,694,449
Money Market Sub-Account	70,603,541	25,330,317

B-12	Statement of Additional Information ■ Intelligent Variable Annuity

continued

Note 4—new accounting pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 establishes for all entities. A minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including what jurisdiction the entity may be taxable in), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open years as of the effective date. Management has evaluated the application of FIN 48 to the Account’s financial statements and has determined that the adoption of FIN 48 did not have a significant impact on the Account’s financial position or results of operations.

In September 2006, FASB also issued Statement of Accounting Standards No. 157, “Fair Value Measurement” (“SFAS 157”). This new standard applies to all entities that follow US GAAP and their valuation techniques for assets and liabilities. SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Accounts’ financial statements.

Intelligent Variable Annuity ■ Statement of Additional Information	B-13

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Note 5—condensed financial information

	Growth Equity Sub-Account
	For the Years Ended									For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007		2006		2005		2004		2003
									PA Select and SPIA Account	Lifetime Variable Select Account

Total Return	21.03%, 20.95%	(c)	4.98%, 5.03%	(c)	4.80%, 4.79%	(c)	5.75%		27.71%	27.51%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$18.30		$15.12, $15.13	(c)	$14.41		$13.75		$13.00	$13.00
Net Assets, End of Year (000’s)	$40,736		$27,524		$28,880		$28,072		$27,938	$289
Accumulation Units Outstanding, End of Year (000’s)	2,163		1,774		1,961		1,999		2,119	22
Ratio of Expenses to Average Net Assets (b)	0.60%		0.60%		0.60%		0.60%		0.47%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	0.26%		0.16%, 0.27%	(c)	0.05%, 0.16%	(c)	0.29%, 0.98%	(c)	0.80%	3.04%	(a)

	Growth & Income Sub-Account
	For the Years Ended								For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007	2006		2005		2004		2003
								PA Select and SPIA Account	Lifetime Variable Select Account

Total Return	18.02%	16.15%, 16.16%	(c)	5.93%		9.28%		25.81%	25.62%	(a)
Accumulation Unit Fair Value, End of Year	$31.05	$26.31		$22.65		$21.39		$19.57	$19.57
Net Assets, End of Year (000’s)	$68,193	$47,050		$40,908		$38,309		$32,820	$301
Accumulation Units Outstanding, End of Year (000’s)	2,126	1,733		1,748		1,755		1,653	15
Ratio of Expenses to Average Net Assets (b)	0.60%	0.60%		0.60%		0.60%		0.47%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	1.03%	0.99%, 1.20%	(c)	0.75%, 1.16%	(c)	1.02%, 2.01%	(c)	1.57%	6.82%	(a)

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
(c)	The values shown represent PA Select/SPIA and Lifetime Variable Select Accounts respectively.

B-14	Statement of Additional Information ■ Intelligent Variable Annuity

continued

	International Equity Sub-Account
	For the Years Ended								For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007	2006		2005		2004		2003
								PA Select and SPIA Account	Lifetime Variable Select Account

Total Return	18.60%	29.17%		14.32%		17.01%		40.41%	40.21%	(a)
Accumulation Unit Fair Value, End of Year	$31.95	$26.94		$20.85		$18.24		$15.59	$15.59
Net Assets, End of Year (000’s)	$123,210	$81,513		$50,150		$33,028		$20,361	$285
Accumulation Units Outstanding, End of Year (000’s)	3,797	2,991		2,374		1,789		1,290	18
Ratio of Expenses to Average Net Assets (b)	0.60%	0.60%		0.60%		0.60%		0.47%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	21.66%	1.18%, 1.36%	(c)	1.21%, 2.10%	(c)	1.57%, 3.28%	(c)	1.89%	3.17%	(a)

	Stock Index Sub-Account
	For the Years Ended								For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007	2006		2005		2004		2003
								PA Select and SPIA Account	Lifetime Variable Select Account

Total Return	4.53%	14.92%		5.41%		11.22%		30.26%	30.06%	(a)
Accumulation Unit Fair Value, End of Year	$36.95	$35.35		$30.76		$29.18		$26.24	$26.24
Net Assets, End of Year (000’s)	$180,912	$169,169		$151,750		$142,727		$117,326	$913
Accumulation Units Outstanding, End of Year (000’s)	4,736	4,658		4,810		4,784		4,397	35
Ratio of Expenses to Average Net Assets (b)	0.60%	0.60%		0.60%		0.60%		0.47%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	1.99%	2.06%, 2.29%	(c)	1.09%, 1.47%	(c)	1.26%, 3.07%	(c)	3.54%	11.54%	(a)

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
(c)	The values shown represent PA Select/SPIA and Lifetime Variable Select Accounts respectively.

Intelligent Variable Annuity ■ Statement of Additional Information	B-15

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

	Social Choice Equity Sub-Account
	For the Years Ended								For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007	2006		2005		2004		2003
								PA Select and SPIA Account	Lifetime Variable Select Account

Total Return	3.62%	13.95%		6.47%, 6.46%	(c)	11.71%		29.44%	29.25%	(a)
Accumulation Unit Fair Value, End of Year	$30.34	$29.28		$25.70		$24.13		$21.60	$21.60
Net Assets, End of Year (000’s)	$24,856	$23,641		$21,960		$17,868		$12,696	$414
Accumulation Units Outstanding, End of Year (000’s)	792	789		839		738		586	19
Ratio of Expenses to Average Net Assets (b)	0.60%	0.60%		0.60%		0.60%		0.48%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	2.86%	1.65%, 1.90%	(c)	1.01%, 1.33%	(c)	1.28%, 2.23%	(c)	1.70%	5.05%	(a)

	Large-Cap Value Sub-Account
	For the Years Ended									For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007		2006		2005		2004		2003
									PA Select and SPIA Account	Lifetime Variable Select Account

Total Return	0.31%, 0.30%	(c)	20.85%, 20.86%	(c)	4.31%		20.03%		32.62%	32.62%	(a)
Accumulation Unit Fair Value, End of Year	$50.28		$50.12, $50.13	(c)	$41.47, $41.48	(c)	$39.76		$33.13	$33.13
Net Assets, End of Year (000’s)	$44,152		$40,627		$27,413		$21,913		$6,581	$333
Accumulation Units Outstanding, End of Year (000’s)	852		800		651		539		194	10
Ratio of Expenses to Average Net Assets (b)	0.60%		0.60%		0.60%		0.60%		0.55%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	12.70%		8.64%, 9.02%	(c)	7.58%, 8.36%	(c)	19.32%, 31.24%	(c)	12.64%	13.06%	(a)

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
(c)	The values shown represent PA Select/SPIA and Lifetime Variable Select Accounts respectively.

B-16	Statement of Additional Information ■ Intelligent Variable Annuity

continued

	Small-Cap Equity Sub-Account
	For the Years Ended									For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007		2006		2005		2004		2003
									PA Select and SPIA Account	Lifetime Variable Select Account

Total Return	(6.17%),	(6.19%)(c)	17.13%, 17.14%	(c)	3.94%, 3.96%	(c)	19.11%, 19.12%	(c)	48.26%	48.26%	(a)
Accumulation Unit Fair Value, End of Year	$49.89		$53.17, $53.18	(c)	$45.39, $45.40	(c)	$43.67		$36.67	$36.67
Net Assets, End of Year (000’s)	$28,863		$33,131		$24,941		$22,708		$12,208	$452
Accumulation Units Outstanding, End of Year (000’s)	564		613		540		512		328	12
Ratio of Expenses to Average Net Assets (b)	0.60%		0.60%		0.60%		0.60%		0.57%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	8.50%		8.96%, 10.08%	(c)	14.05%, 13.41%	(c)	17.34%, 29.85%	(c)	28.61%	18.83%	(a)

	Real Estate Securities Sub-Account
	For the Years Ended								For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007	2006		2005		2004		2003
								PA Select and SPIA Account	Lifetime Variable Select Account

Total Return	(16.61%)	33.24%, 33.25%	(c)	6.56%, 6.55%	(c)	32.18%		39.24%	39.24%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$54.07	$64.84		$48.67, $48.66	(c)	$45.67		$34.55	$34.55
Net Assets, End of Year (000’s)	$41,454	$65,418		$41,431		$36,592		$14,151	$633
Accumulation Units Outstanding, End of Year (000’s)	738	990		833		787		403	18
Ratio of Expenses to Average Net Assets (b)	0.60%	0.60%		0.60%		0.60%		0.55%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	11.45%	9.67%, 9.92%	(c)	14.87%, 15.56%	(c)	22.08%, 35.27%	(c)	2.87%	65.57%	(a)

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
(c)	The values shown represent PA Select/SPIA and Lifetime Variable Select Accounts respectively.

Intelligent Variable Annuity ■ Statement of Additional Information	B-17

Notes to financial statements TIAA-CREF Life Separate Account VA-1	concluded

	Bond Sub-Account
	For the Years Ended				For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007	2006	2005	2004

Total Return	4.97%	4.07%	1.89%	3.04%	0.90%	(a)
Accumulation Unit Fair Value, End of Year	$28.93	$27.56	$26.49	$25.99	$25.23
Net Assets, End of Year (000’s)	$27,467	$16,339	$13,495	$6,806	$551
Accumulation Units Outstanding, End of Year (000’s)	949	593	510	262	22
Ratio of Expenses to Average Net Assets (b)	0.60%	0.60%	0.60%	0.60%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	5.41%	4.43%	4.70%	5.48%	6.32%	(a)

	Money Market Sub-Account
	For the Years Ended				For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007	2006	2005	2004

Total Return	4.62%	4.44%	2.63%	0.71%	0.20%	(a)
Accumulation Unit Fair Value, End of Year	$11.32	$10.82	$10.36	$10.09	$10.02
Net Assets, End of Year (000’s)	$97,972	$52,699	$17,173	$6,371	$824
Accumulation Units Outstanding, End of Year (000’s)	8,651	4,872	1,658	631	82
Ratio of Expenses to Average Net Assets (b)	0.60%	0.60%	0.60%	0.60%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	4.55%	4.43%	2.68%	0.80%	0.19%	(a)

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

B-18	Statement of Additional Information ■ Intelligent Variable Annuity

Index to Statutory—Basis Financial Statements

TIAA-CREF LIFE INSURANCE COMPANY DECEMBER 31, 2007
Page
B-20	Report of Management Responsibility
B-21	Report of the Audit Committee
B-22	Report of Independent Auditors
Statutory—Basis Financial Statements:
B-23	Statements of Admitted Assets, Liabilities and Capital and Surplus
B-24	Statements of Operations
B-24	Statements of Changes in Capital and Surplus
B-25	Statements of Cash Flow
B-26	Notes to Financial Statements

Intelligent Variable Annuity ■ Statement of Additional Information	B-19

Report of management responsibility

April 1, 2008

To the Policyholders of TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA-CREF Life has established and maintains an effective system of internal controls over financial reporting designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA-CREF Life, and the Senior Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA-CREF Life Board of Directors.

The independent auditors of PricewaterhouseCoopers LLP has audited the accompanying statutory-basis financial statements of TIAA-CREF Life for the years ended December 31, 2007, 2006 and 2005. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA-CREF Life’s policy that any management advisory or consulting services which is not in accordance with TC Life’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA-CREF Life statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA-CREF Life as part of their periodic corporate examinations.

Bret L. Benham	Linda S. Dougherty
Chairman, President and Chief Executive Officer	Vice President and Chief Financial Officer

B-20	Statement of Additional Information ■ Intelligent Variable Annuity

Report of the audit committee

To the Policyholders of TIAA-CREF Life Insurance Company:

The Audit Committee (“Committee”) oversees the financial reporting process of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) on behalf of TIAA-CREF Life’s Board of Directors. The Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) that describes the Committee’s responsibilities.

Management has the primary responsibility for TIAA-CREF Life’s financial statements, the development and maintenance of an effective system of internal controls over financial reporting, operations, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal audit group and the independent auditors in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the external financial accounting firm. As required by its charter, the Committee will evaluate rotation of the external financial accounting firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

The Committee reviewed and discussed the accompanying audited statutory-basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with PricewaterhouseCoopers LLP, the independent auditors, who are responsible for expressing an opinion on these statements based upon their audits.

The discussion with PricewaterhouseCoopers LLP focused on the effectiveness of TC Life’s internal control over financial reporting, significant accounting policies and practices and significant judgments made by management. In addition, the Committee discussed with PricewaterhouseCoopers LLP the auditors’ independence from management, and the Teachers Insurance and Annuity Association of America’s Board of Trustees has received a written disclosure regarding such independence, as required by the Public Company Accounting Oversight Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Craig K. Nordyke, Audit Committee Chairperson

Elizabeth D. Black, Audit Committee Member

Kim Petry, Audit Committee Member

Peter F. Murphy III, Audit Committee Member

Steven J. Maynard, Audit Committee Member

April 17, 2008

Intelligent Variable Annuity ■ Statement of Additional Information	B-21

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and surplus of TIAA-CREF Life Insurance Company (the “Company”) as of December 31, 2007 and 2006, and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 2.

April 1, 2008

B-22	Statement of Additional Information ■ Intelligent Variable Annuity

Statutory—basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
	2007	2006
	(in thousands)

ASSETS
Bonds	$2,164,565	$2,317,956
Preferred stocks	62,836	34,845
Mortgages	87,120	109,495
Other long term investments	1,863	1,507
Cash, cash equivalents and short-term investments	61,566	113,178
Investment income due and accrued	28,225	31,359
Separate account assets	695,507	564,128
Federal income tax recoverable from TIAA	755	3,865
Net deferred federal income tax asset	2,506	2,029
Other assets	10,407	30,011
Total assets	$3,115,350	$3,208,373

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$2,043,643	$2,238,501
Asset valuation reserve	10,326	15,779
Interest maintenance reserve	1,229	4,392
Separate account liabilities	694,131	562,765
Other liabilities	33,891	46,383
Total liabilities	2,783,220	2,867,820
Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	287,500	287,500
Surplus	42,130	50,553
Total capital and surplus	332,130	340,553
Total liabilities, capital and surplus	$3,115,350	$3,208,373

SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Intelligent Variable Annuity ■ Statement of Additional Information	B-23

Statutory—basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
	2007	2006	2005
	(in thousands)

REVENUES
Insurance and annuity premiums and other considerations	$171,025	$138,588	$144,186
Net investment income	128,431	141,208	149,674
Total revenues	$299,456	$279,796	$293,860

EXPENSES
Policy and contract benefits	$227,863	$391,443	$308,574
Decrease in policy and contract reserves	(121,111)	(276,425)	(167,593)
Operating expenses	43,988	49,299	50,725
Transfers to separate accounts, net	97,470	66,209	43,474
Other, net	26,649	24,934	24,768
Total expenses	$274,859	$255,460	$259,948

Income before federal income tax and net realized capital losses	24,597	24,336	33,912
Federal income tax expense	6,173	6,246	11,506
Net realized capital losses less capital gains taxes, after transfers to interest maintenance reserve	(8,326)	(811)	(988)
Net income	$10,098	$17,279	$21,418

Statutory—basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
	(in thousands)
Balance, December 31, 2004	$2,500	$287,500	$10,078	$300,078
Net income	—	—	21,418	21,418
Net unrealized capital losses on investments	—	—	(221)	(221)
Change in the asset valuation reserve	—	—	(3,810)	(3,810)
Change in value of seed money in separate account	—	—	64	64
Change in net deferred income tax	—	—	(1,406)	(1,406)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	1,675	1,675
Other	—	—	15	15
Prior year income (surplus) adjustment	—	—	6,617	6,617
Balance, December 31, 2005	$2,500	$287,500	$34,430	$324,430

Net income	—	—	17,279	17,279
Net unrealized capital losses on investments	—	—	(299)	(299)
Change in asset valuation reserve	—	—	(1,205)	(1,205)
Change in value of seed money in separate account	—	—	228	228
Change in net deferred income tax	—	—	(139)	(139)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	259	259
Balance, December 31, 2006	$2,500	$287,500	$50,553	$340,553

Net income	—	—	10,098	10,098
Net unrealized capital losses on investments	—	—	(566)	(566)
Change in asset valuation reserve	—	—	5,453	5,453
Change in value of seed money in separate account	—	—	14	14
Change in net deferred income tax	—	—	1,692	1,692
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(1,215)	(1,215)
Deferred premium asset limitation	—	—	(23,899)	(23,899)
Balance, December 31, 2007	$2,500	$287,500	$42,130	$332,130

SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

B-24	Statement of Additional Information ■ Intelligent Variable Annuity

Statutory—basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
	2007	2006	2005
	(in thousands)

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$168,219	$133,899	$140,876
Miscellaneous income	10,447	9,632	7,344
Net investment income	175,187	198,618	203,806
Total Receipts	353,853	342,149	352,026
Policy and contract benefits	227,960	388,870	308,394
Operating expenses	50,352	59,480	76,527
Federal income tax expense	3,062	8,357	9,517
Net transfers to Separate Accounts	98,701	58,926	50,320
Total Disbursements	380,075	515,633	444,758
Net cash from operations	(26,222)	(173,484)	(92,732)

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	657,595	667,523	547,206
Stocks	17,166	7,515	1,833
Mortgages	19,419	67,372	59,083
Miscellaneous proceeds	30	(2)	—
Cost of investments acquired:
Bonds	553,737	375,728	569,436
Stocks	46,656	3,346	8,515
Mortgages and real estate	—	40,614	20,000
Miscellaneous applications	1,779	—	—
Net increase in contract loans and premium notes	311	368	109
Net cash from investments	91,727	322,352	10,062

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	(104,539)	(69,975)	48,849
Other cash provided (applied)	(12,578)	33,246	(5,871)
Net cash from financing and other	(117,117)	(36,729)	42,978
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(51,612)	112,139	(39,692)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	113,178	1,039	40,731
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$61,566	$113,178	$1,039

SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Intelligent Variable Annuity ■ Statement of Additional Information	B-25

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2007

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2007, the Company was licensed in 51 jurisdictions.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, term insurance and single premium immediate annuities.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The Company’s statutory-basis financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The additional reserves arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables. The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. The deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy.

	2007	2006	2005
	(in thousands)
Net Income, New York SAP	$10,098	$17,279	$21,418
Difference in Reserves for:
Term Conversions	105	175	136
Deferred and Payout Annuities issued after 2000	(2)	8	(15)
Net Income, NAIC SAP	$10,201	$17,462	$21,539
Statutory Capital and Surplus, New York SAP	$332,130	$340,553	$324,430
Deferred Premium Asset Limitation	23,899	—	—
Difference in Reserves for:
Term Conversions	864	759	584
Deferred and Payout Annuities issued after 2000	6	8	—
Statutory Capital and Surplus, NAIC SAP	$356,899	$341,320	$325,014

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized, as follows.

Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;

•

The interest maintenance reserve (“IMR”) is eliminated and realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investments sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•

Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax asset expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than not being included in the deferred income taxes;

•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item, even when the derivatives qualify for hedge accounting;

B-26	Statement of Additional Information ■ Intelligent Variable Annuity

continued

•	Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes and assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The effects of these differences, while not determined, are presumed to be material.

ACCOUNTING POLICIES:

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value, except for loan-backed and structured securities which are written down to the sum of their undiscounted expected future cash flows and a realized loss is recorded. Management considers available evidence to evaluate the potential impairment of its investments.

Cash, Cash Equivalents and Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments impaired are stated at the lower of amortized cost or market value. Cash and cash equivalents include cash on hand, amounts due from banks, and short term highly liquid investments with original maturities of three months or less.

Bonds: Bonds not backed by loans and not impaired are stated at amortized cost using the interest method. Bonds not backed by loans that are held for sale and NAIC designations 6 and 6Z are valued at the lower of amortized cost or fair value.

Loan-Backed Securities and Structured Securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not impaired are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest-only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach, which uses actual and expected future cash flows, is applied when determining the amount of all other loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization/accretion of premium/discount for loan-backed and structured securities. Loan-backed securities and structured securities held for sale and NAIC designations 6 and 6Z are stated at the lower of amortized cost or fair value. Prepayment assumptions for loaned backed securities and structured securities are obtained from external data services or internal estimates.

Common Stock: Unaffiliated common stocks are stated at fair value.

Preferred Stock: Preferred stocks of relatively high quality in NAIC designations 1, 2 and 3 are stated at amortized cost. Lower quality preferred stocks in NAIC designations 4, 5 and 6 are carried at the lower of amortized cost or fair value.

Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory net assets; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at the Company’s percentage of the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Contract Loans: Contract loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Seed money investments in the separate account, which are included in Separate Account Assets in the accompanying balance sheets, are stated at fair value.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies and controls, and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging, income generation and asset replication purposes. Derivatives used by the Company include foreign currency swaps and interest rate swaps. See Note 10.

Intelligent Variable Annuity ■ Statement of Additional Information	B-27

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company

Non-Admitted Assets: Certain investment balances and corresponding investment income due and accrued may be designated as non-admitted assets in accordance with New York SAP, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company’s balance sheets filed with the Department. The Company had no investment-related non-admitted assets at December 31, 2007 and 2006. Income on bonds in default is not accrued and therefore, is not included in the non-admitted totals. Certain non-investment assets, such as deferred federal income tax (“DFIT”) assets, are also designated non-admitted assets. The non-admitted portion of the DFIT asset was $10,310 thousand and $9,095 thousand at December 31, 2007 and 2006, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Policy and Contract Reserves: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 4.00% to 6.75% and averaging approximately 4.53%), mortality and other risks insured. Such reserves are designed to be sufficient for all contractual benefits guaranteed under policy and contract provisions.

Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

Asset Valuation Reserve: The AVR, which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, mortgages, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as a change in surplus on the Statement of Changes in Capital and Surplus. No voluntary contributions were made in either 2007 or 2006.

Interest Maintenance Reserve: The IMR is a reserve required by NAIC SAP, which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Capitalization Policy: The capitalization threshold was lowered in 2007 to more closely align with industry practices, improve matching of investment benefits and operating expenses, and to better position the Company. Factors considered in developing the capitalization policy included dollar amount of capital expenditures, expected useful life of the asset and the impact of depreciation, process and benefit improvements and the current cost of capitalizable items as it relates to future purchase cost of similar items.

Premiums Revenue: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Note 3—long term bonds and preferred stocks

The amortized cost and estimated fair values, and the unrealized gains and losses of long-term bonds and preferred stocks at December 31, 2007 and 2006, are shown below (in thousands):

	Cost**	Gross Unrealized		Estimated Fair Value
		Gains	Losses
December 31, 2007
U.S. Government	$12,530	$1,957	$—	$14,487
All Other Governments	4,995	—	(20)	4,975
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	189,336	2,140	(781)	190,695
Public Utilities	162,790	805	(1,688)	161,907
Industrial & Miscellaneous	1,795,362	15,743	(36,480)	1,774,625
Total Bonds	2,165,013	20,645	(38,969)	2,146,689
Preferred Stocks	63,186	665	(2,727)	61,124
Total Bonds and Preferred Stocks	$2,228,199	$21,310	$(41,696)	$2,207,813

December 31, 2006
U.S. Government	$12,970	$1,391	$(2)	$14,359
All Other Governments	4,990	—	(52)	4,938
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	178,446	1,289	(2,078)	177,657
Public Utilities	170,732	790	(2,837)	168,685
Industrial & Miscellaneous	1,950,818	10,959	(25,674)	1,936,103
Total Bonds	2,317,956	14,429	(30,643)	2,301,742
Preferred Stocks	34,845	196	(371)	34,670
Total Bonds and Preferred Stocks	$2,352,801	$14,625	$(31,014)	$2,336,412

**	Amortized cost for bonds and original cost for preferred stocks net of cumulative recorded other-than-temporary impairments.

Impairment Review Process: All securities are subjected to the Company’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value. The Company writes down securities that it deems to have an other-than-temporary impairment in value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in fair value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an

B-28	Statement of Additional Information ■ Intelligent Variable Annuity

continued

impairment is considered to be other-than-temporary, the Company recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Unrealized Losses on Bonds and Preferred Stocks: The gross unrealized losses and estimated fair values for securities, by the length of time that individual securities had been in a continuous unrealized loss position for 2007 and 2006 are shown in the table below (in thousands):

	Cost**	Gross Unrealized Loss	Estimated Fair Value
December 31, 2007
Less than twelve months:
Bonds	$477,441	$(20,509)	$456,932
Preferred Stocks	29,905	(1,753)	28,152
Total less than twelve months	$507,346	$(22,262)	$485,084
More than twelve months:
Bonds	$728,723	$(18,460)	$710,263
Preferred Stocks	10,017	(974)	9,043
Total twelve months or more	738,740	(19,434)	719,306
Total—All bonds and preferred stocks	$1,246,086	$(41,696)	$1,204,390

**	Amortized cost for bonds and original cost for preferred stocks net of cumulative recorded other-than-temporary impairments.

	Cost**	Gross Unrealized Loss	Estimated Fair Value
December 31, 2006
Less than twelve months:
Bonds	$680,571	$(8,355)	$672,216
Preferred Stocks	23,368	(371)	22,997
Total less than twelve months	$703,939	$(8,726)	$695,213
More than twelve months:
Bonds	$1,017,310	$(22,288)	$995,022
Preferred Stocks	—	—	—
Total twelve months or more	1,017,310	(22,288)	995,022
Total—All bonds and preferred stocks	$1,721,249	$(31,014)	$1,690,235

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (25%), finance (20%), mortgage-backed securities (14%), asset-backed securities (13%), public utilities (8%), manufacturing (5%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds two securities where the gross unrealized loss was greater than $1 million at December 31, 2007.

For 2006, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (24%), finance (17%), public utilities (14%), manufacturing (12%), communication (8%), mortgaged backed (7%), and oil and gas (6%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds one security where the gross unrealized loss was greater than $1 million at December 31, 2006.

Scheduled Maturities of Bonds: The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2007, by contractual maturity, are shown below (in thousands):

	Carrying Value	Estimated Fair Value
Due in one year or less	$492,322	$492,322
Due after one year through five years	669,915	668,197
Due after five years through ten years	182,400	181,944
Due after ten years	247,714	246,640
Subtotal	1,592,351	1,589,103
Residential mortgage-backed securities	242,737	241,903
Asset-backed securities	133,761	129,848
Commercial mortgage-backed securities	195,716	185,835
Total	$2,164,565	$2,146,689

Bonds, not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table are NAIC 6 and 6Z long-term bond investments totaling approximately $6,694 thousand of which $831 thousand are categorized as one year or less, $4,500 thousand are categorized as due after one year through five years, $707 thousand are categorized as due after ten years and $656 thousand are categorized as asset-backed securities.

Included in the preceding table under asset-backed securities is the Company’s exposure to sub-prime mortgage investments totaling $60,107 thousand. Ninety-nine percent (99%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Bond Credit Quality And Diversification: At December 31, 2007 and 2006, approximately 97.5% and 97.6%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2007	2006
Finance and financial services	22.1%	21.0%
Public utilities	12.7	12.0
Residential mortgage-backed securities	11.2	9.6
Manufacturing	11.2	13.0
Commercial mortgage-backed securities	9.0	10.3
Communication	7.6	8.5
Asset-backed securities	6.2	5.5
Oil and gas	5.6	4.5
Services	3.7	4.6
Retail and wholesale trade	3.4	4.4
Transportation	2.7	3.1
US, Canada, Other Government	1.7	1.6
REIT	1.4	0.9
Mining	0.8	—
Revenue and Special Obligation	0.7	1.0
Total	100.0%	100.0%

The Company acquired bonds and stocks through exchanges aggregating. The exchanges were $ 0 and $6,997 thousand during the year ended December 31, 2007 and 2006, respectively.

Intelligent Variable Annuity ■ Statement of Additional Information	B-29

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company

When exchanging securities, the Company generally accounts for assets at their fair value or at the book value if lower unless the exchange was as a result of restricted securities under SEC rule 144A exchanged for unrestricted securities, which are accounted for at book value.

For the years ended December 31, 2007 and 2006, the carrying amount of bonds and stocks denominated in foreign currency was $9,395 thousand and $13,273 thousand, respectively.

Debt securities amounting to approximately $8,754 thousand and $8,784 thousand at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company uses a third party proprietary system in determining the market value of its loan-backed securities. In 2007, the Company changed from the retrospective to the prospective method due to negative yields on specific structured securities totaling $1,106 thousand. The Company also changed its accounting to the prospective method for loan-backed securities whose expected cash flows fell substantially below those expected at the time of acquisition.

The Company does not have any restricted common stock or preferred stock.

Note 4—mortgages

The Company originates mortgages that are principally collateralized by commercial real estate. The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. The Company did not originate conventional loans or acquire mezzanine loans during 2007 therefore there was no coupon rate or maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages for commercial loans.

Mortgage Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectibility of mortgages to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgages held to maturity with impaired values at December 31, 2007 and 2006 have been written down to net realizable values based upon independent appraisals of the collateral while mortgages held for sale have been written down to the current fair value of the loan , as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in thousands):

	2007	2006	2005
Investment in impaired mortgages, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	$—	$—	$—
Investment in impaired mortgages, net of other-than-temporary impairment losses recognized	$4,964	$16,560	$—
Related write-downs for other-than-temporary impairments	$(3,000)	$(326)	$—
Average investments in impaired mortgages	$11,912	$1,380	$—
Interest income recognized on impaired mortgages during the period	$596	$762	$—
Interest income recognized on a cash basis during the period	$649	$783	$—

Mortgage Diversification: At December 31, 2007 and 2006, the carrying values of mortgage investments were diversified by property type and geographic region, as follows:

Property Type	2007	2006
Office building	49.1%	59.0%
Shopping centers	44.5	35.8
Apartments	6.4	5.2
Total	100.0%	100.0%

Geographic Region	2007	2006
South Atlantic	32.0%	26.1%
North Central	23.7	18.8
Pacific	21.5	26.1
Mountain	10.7	16.3
South Central	6.4	5.2
Middle Atlantic	5.7	7.5
Total	100.0%	100.0%

At December 31, 2007, approximately 23.7% of the mortgage portfolio was invested in Ohio in the North Central region and approximately 21.9% of the mortgage portfolio was invested in District of Columbia in the South Atlantic region. At December 31, 2006, approximately 26.1% of the mortgage portfolio was invested in the California in the Pacific region.

Scheduled Mortgage Maturities: At December 31, 2007, the contractual maturity schedule of mortgages is shown below (in thousands):

Carrying Value
Due in one year or less	$5,933
Due after one year through five years	69,281
Due after five years through ten years	7,617
Due after ten years	4,289
Total	$87,120

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgages with restructured or modified terms at December 31, 2007 and 2006. For the years ended December 31, 2007, 2006 and 2005, the investment income earned on such mortgages were $ 0. When restructuring mortgages, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than eighteen months is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgages with interest more that 180 days past due at December 31, 2007 and 2006.

During 2007, the Company did not reduce the interest rate of outstanding loans.

B-30	Statement of Additional Information ■ Intelligent Variable Annuity

continued

The Company has no Reverse Mortgages as of December 31, 2007 and 2006.

The Company has no mortgages denominated in foreign currency for the years ended December 31, 2007 and 2006.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—subsidiaries and affiliates

The Company is a direct wholly-owned insurance subsidiary of TIAA, an insurance company domiciled in the State of New York. TIAA-CREF Life Insurance Agency (“Agency”) is the sole operating subsidiary of TIAA-CREF Life. The Company has no investments in subsidiary, controlled and affiliated entities that exceed 10% of its admitted assets. To conform to the NAIC Annual Statement presentation, the Agency carrying values of $1,046 thousand and $1,000 thousand for December 31, 2007 and 2006, respectively, are reported as other invested assets. The carrying value of Agency was not impaired for the years ended December 31, 2007 or 2006. During 2007 and 2006, there was no net amount due from insurance subsidiaries and affiliates.

Note 6—other long-term investments

The Company’s carrying value of other long-term investments, which are primarily the interest in Agency and contract loans, derivatives, and investments in process, at December 31, 2007 and 2006 was $1,863 thousand and $1,507 thousand, respectively.

Note 7—commitments

At December 31, 2007, the Company had no outstanding commitments to fund future investments. The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, and the funding of mortgages and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy.

Note 8—investment income and capital gains and losses

Net Investment Income: The components of net investment income were as follows (in thousands):

	2007	2006	2005
Bonds	$118,576	$131,774	$140,889
Stocks	3,015	1,191	86
Mortgages	5,420	7,345	10,169
Cash, cash equivalents and short-term investments	4,768	2,532	645
Other long-term investments	(207)	397	(1,106)
Total gross investment income	$131,572	$143,239	$150,683
Less investment expenses	(2,985)	(3,240)	(3,238)
Net investment income before amortization of net IMR gains	128,587	139,999	147,445
Amortization of net IMR gains	(156)	1,209	2,229
Net investment income	$128,431	$141,208	$149,674

Due and accrued income is excluded from surplus on the following basis: 1) Bonds – income due and accrued on bonds NAIC designation 6 and 6Z or that is over 90 days past due, 2) Mortgages – income due and accrued with amounts greater than the excess of the property value over the unpaid principal balance and on mortgages in default more than eighteen months. No income was excluded from income or surplus for the years ended December 31, 2007 and 2006.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales and redemptions of investments were as follows (in thousands):

	2007	2006	2005
Bonds	$(6,211)	$(2,531)	$(875)
Stocks	(746)	—	605
Mortgages	(2,938)	(326)	—
Other long term investment	(1,779)	—	—
Cash, cash equivalent and short-term investments	29	(2)	—
Total before capital gains taxes and transfers to the IMR	(11,645)	(2,859)	(270)
Transfers to the IMR	3,319	1,986	(656)
Capital gains tax	—	62	(62)
Net realized capital losses less capital gains taxes, after transfers to the IMR	$(8,326)	$(811)	$(988)

Write-downs of bonds resulting from impairments that are considered to be other-than-temporary, reflected in the preceding table as realized capital losses, were approximately $7,643 thousand, $1,324 thousand and $1,270 thousand at December 31, 2007, 2006 and 2005, respectively. Write-downs of mortgages resulting from impairments that are considered to be other-than-temporary, reflected in the preceding table as realized capital losses, were approximately $3,000 thousand, $326 thousand and $ 0 at December 31, 2007, 2006 and 2005, respectively. Write-downs of preferred stocks resulting from impairments that are considered to be other-than-temporary, reflected in the preceding table as realized capital losses, were approximately $650 thousand for 2007, and $ 0 for 2006 and 2005, respectively.

Proceeds from sales of long-term bond investments during 2007, 2006 and 2005 were $42,587 thousand, $146,587 thousand and $155,253 thousand, respectively. Gross gains of $130 thousand, $2,534 thousand and $2,006 thousand, and gross losses, excluding impairments considered to be other-than-temporary, of $597 thousand, $3,809 thousand and $1,635 thousand were realized on these sales during 2007, 2006 and 2005, respectively.

Unrealized Capital Gains and Losses: For 2007, 2006 and 2005, the net change of unrealized capital gains/(losses) in investments, resulting in a net decrease in valuation of investments was approximately $(566) thousand, $(299) thousand and $(221) thousand, respectively.

Note 9—disclosures about fair value of financial instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2007 and

Intelligent Variable Annuity ■ Statement of Additional Information	B-31

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company

2006 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

	Carrying Value	Estimated Fair Value
	(in thousands)

December 31, 2007
Assets
Bonds	2,164,565	2,146,689
Preferred Stocks	62,836	61,124
Mortgages	87,120	87,517
Cash, cash equivalents and short-term investments	61,566	61,566
Separate account assets	694,131	694,131
Separate account seed money investments	1,376	1,376
Liabilities
Liability for deposit-type contracts	808,995	808,995
Derivative financial instruments	3,422	3,422
Separate account liabilities	694,131	694,131

December 31, 2006
Assets
Bonds	2,317,956	2,301,742
Preferred Stocks	34,845	34,670
Mortgages	109,495	107,926
Cash, cash equivalents and short-term investments	113,178	113,178
Separate account assets	562,765	562,765
Separate account seed money investments	1,363	1,363
Liabilities
Liability for deposit-type contracts	883,666	883,666
Derivative financial instruments	3,437	3,437
Separate account liabilities	562,765	562,765

Bonds: The fair values for publicly traded long-term bond investments were determined using prices provided by third party pricing services. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, were as follows (in thousands):

	2007		2006
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$1,691,897	$1,676,411	$1,820,949	$1,807,640
Privately placed bonds	472,668	470,278	497,007	494,102
Total	$2,164,565	$2,146,689	$2,317,956	$2,301,742

Mortgages: The fair values of mortgages were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Cash, Cash Equivalents, Short-Term Investments, Contract Loans and Separate Account Seed Money Investments: The carrying values approximate the estimated fair values.

Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing or valuations from the NAIC.

Deposit-type contracts: For deposit-type contracts the fair value approximates the carrying value of the contract.

Insurance and Annuity Contracts: TIAA-CREF Life’s insurance and annuity contracts entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Derivative Financial Instruments: The fair values of interest rate swap contracts and foreign currency swap contracts are estimated internally based on (models generally used and accepted by the market) estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates. Such values are reviewed for reasonableness with values provided by TIAA-CREF Life’s derivative counterparties.

Note 10—derivative financial instruments

The Company uses derivative instruments for hedging and income generation purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. The Company does not require cash collateral on derivative instruments. The Company’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003, the Company adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value according to accounting guidance.

B-32	Statement of Additional Information ■ Intelligent Variable Annuity

continued

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. The Company also enters into interest rate swaps contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counter party at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are reflected in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value.

		2007			2006
		(in thousands)
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	—	—	—	—	—	—
	Liabilities	6,047	(3,332)	(3,332)	10,080	(3,431)	(3,431)
	Subtotal	6,047	(3,332)	(3,332)	10,080	(3,431)	(3,431)
Interest rate swap contracts	Assets	—	—	—	—	—	—
	Liabilities	4,000	(90)	(90)	4,000	(6)	(6)
	Subtotal	4,000	(90)	(90)	4,000	(6)	(6)
Total Derivatives	Assets	—	—	—	—	—	—
	Liabilities	10,047	(3,422)	(3,422)	14,080	(3,437)	(3,437)
	Total	10,047	(3,422)	(3,422)	14,080	(3,437)	(3,437)

Note 11—separate accounts

The Company’s Separate Account VA-1 (“VA-1”) was established as a separate account of TIAA-CREF Life on July 27, 1998 to fund individual non-qualified variable annuities. It currently funds the Personal Annuity Select and Lifetime Variable Select individual flexible premium variable annuities, and Single Premium Immediate Annuities. VA-1 is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. All of its assets are invested in an underlying portfolio of mutual funds. TIAA-CREF Life Funds, the underlying mutual funds, currently has ten investment portfolios: Growth Equity Fund, Growth & Income Fund, International Equity Fund, Stock Index Fund, Social Choice Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Bond Fund and Money Market Fund.

Most of the contracts offered through VA-1 include a nominal guaranteed minimum death benefit. The Separate Account offers full or partial withdrawal at market value with no surrender charge. The assets of these accounts are generally carried at market value.

The Company’s Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies.

The Company provides mortality and expense guarantees to VA-1 and VLI-1, for which it is compensated. The Company also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Although the Company owns the assets of the separate accounts, and the obligations under the contracts are obligations of the Company, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to the Company’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other than the Company’s separate account or other business activity the Company may undertake.

Information regarding separate accounts of the Company for the years ended December 31, is as follows (in thousands):

Non-guaranteed Separate Accounts	2007	2006	2005
Premiums and considerations	$131,071	$144,088	$77,109
Reserves:
For accounts with assets at:
Fair value	694,225	562,814	419,983
Amortized cost	—	—	—
Total reserves	$694,225	$562,814	$419,983
By withdrawal characteristics:
At fair value	694,225	562,814	419,983
Total reserves	$694,225	$562,814	$419,983

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2007	2006	2005
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$321,631	$233,215	$226,183
Transfers from Separate Accounts	(223,816)	(167,646)	(183,271)
Net transfers to or (from) Separate Accounts	$97,815	$65,569	$42,912
Reconciling Adjustments:
Fund transfer exchange gain/(loss)	$(345)	$640	$562
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$97,470	$66,209	$43,474

Intelligent Variable Annuity ■ Statement of Additional Information	B-33

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company

Note 12—related party transactions

The majority of services for the operation of the Company are provided, at cost, by TIAA under a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA on a quarterly basis for certain investment management services, at cost, according to the terms of an Investment Management Agreement.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The total capital stock owned by and net paid-in-capital received from TIAA is $290 million.

The Company maintains a $100 million unsecured 364-day revolving line of credit with TIAA. As of December 31, 2007, $30 million of this facility was maintained on a committed basis for which the Company paid a commitment fee of 3 basis points on the undrawn committed amount. During 2007, there were 59 draw downs totaling $76 million which were repaid by December 31, 2007. As of December 31, 2007 outstanding principal plus accrued interest was $0.

The Company provides all administrative services for VA-1 and VLI-1 in connection with the operations of its separate accounts. Teachers Personal Investor Services, a wholly-owned subsidiary of TIAA-CREF Enterprises, Inc. (“Enterprises”) distributes contracts for VA-1 and VLI-1.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between the Company and TFI.

Note 13—federal income taxes

Beginning January 1, 1998, the Company began filing a consolidated federal income tax return with its parent and its affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to the limitations imposed under the Internal Revenue Code (“Code”). Amounts due from TIAA for federal income taxes were $755 thousand and $3,865 thousand at December 31, 2007 and 2006, respectively. Amounts payable to TIAA for capital gains tax were $0 at December 31, for both year 2007 and 2006, respectively. The affiliates that file a consolidated federal income tax return with TC Life and its parent TIAA are as follows:

TIAA-CREF Enterprises, Inc.

Dan Properties, Inc.

JV Georgia One, Inc.

Teachers Michigan Properties, Inc.

JV Minnesota One, Inc.

JWL Properties, Inc.

Liberty Place Retail, Inc.

MOA Enterprises, Inc.

ND Properties, Inc.

Savannah Teachers Properties, Inc.

TCT Holdings, Inc.

Teachers Advisors, Inc.

Teachers Boca Properties, Inc.

TIAA Park Evanston, Inc.

Teachers Pennsylvania Realty, Inc.

Teachers Personal Investors Services, Inc.

T-Investment Properties, Inc.

T-Land Corp.

WRC Properties, Inc.

TIAA-CREF Tuition Financing, Inc.

TIAA-CREF Trust Company, FSB

MOA Investors I, Inc.

730 Texas Forest Holdings, Inc.

TIAA Global Markets, Inc.

T-C Sports Co., Inc.

TIAA Board of Overseers

TIAA Realty, Inc.

The components of the Company’s net deferred tax asset were as follows (in thousands):

	2007	2006	Change
Gross deferred tax assets	$12,815	$11,849	$966
Gross deferred tax liabilities	—	(725)	725
Deferred tax assets, non-admitted	(10,309)	(9,095)	(1,214)
Net deferred tax asset, admitted	$2,506	$2,029	$477

The Company’s gross deferred tax assets are primarily attributable to differences in required reserves and the capitalization of deferred acquisition costs required by the Code. The Company’s gross deferred tax liability is attributable to deferred market discount on bonds.

The Company is subject to the domestic federal statutory income tax rate of 35%. The Company’s effective federal income tax rate for 2007 and 2006 differs from tax at the statutory income tax rate, as illustrated below (in thousands):

	2007	2006	2005
Net gain from operations after dividends	$24,597	$24,336	$33,912
Statutory rate	35%	35%	35%
Tax at statutory rate	$8,609	$8,518	$11,869
Deferred acquisition costs less amortization	(534)	(729)	(604)
Amortization of interest maintenance reserve	55	(423)	(780)
Net increase in reserves	379	50	304
True-up of prior year’s tax	(373)	(137)	(482)
Bad debts from mortgages	(1,050)	(114)	—
Prior year adjustment	—	—	2,316
Market discount adjustments	(340)	(571)	(291)
Separate account net income	(298)	(246)	(255)
Prepayment penalty	(305)	(102)	(569)
Other adjustments	30	—	(2)
Federal income tax expense	$6,173	$6,246	$11,506
Effective tax rate	25%	26%	34%

B-34	Statement of Additional Information ■ Intelligent Variable Annuity

continued

As of December 31, 2007, 2006 and 2005, the Company had no net operating loss carryforwards for tax purposes.

The Company incurred federal taxes in the current or preceding years that are available for recoupment in the event of future net losses, are as follows (in thousands):

Year Incurred	Tax Incurred
2005	$11,851
2006	$6,010
2007	$6,545

Interpretation No. 48, Accounting for Uncertainty in Income Taxes – An Interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 establishes a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open years as of the effective date. Management has evaluated the Company’s tax position under the principles of FIN 48, and does not have to record any uncertain tax benefits as of December 31, 2007 and as of December 31, 2006.

Note 14—pension plan and postretirement benefits

The Company has no employees. The Company’s parent, TIAA allocates employee benefit expenses based on salaries attributable to the Company. The Company’s share of net expense for the qualified defined contribution plan was approximately $1,679 thousand, $2,054 thousand and $1,968 thousand for 2007, 2006 and 2005, respectively and for Other Postretirement Benefit plans was $217 thousand, $327 thousand and $287 thousand for 2007, 2006 and 2005, respectively.

Note 15—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

Personal Annuity Select (“PAS”), a deferred annuity, and Funding Agreements (“FA”) represent 94% of the total reserves in the Company. The general account reserves for these products are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PAS’s and the Lifetime Variable Select’s (“LVS”) Guaranteed Minimum Death Benefit (“GMDB”) provisions. The reserve for the GMDB is calculated on a seriatim basis in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $771 thousand and $715 thousand at December 31, 2007 and 2006 respectively.

For the product, Lifetime Fixed V, base reserves are calculated in accordance with the Commissioners Annuity Reserve Valuation Method “CARVM” as the greatest present values, at the date of valuation, of all future benefits provided for by the contract on any day of each respective contract year. Reserves are based on the Annuity 2000 Table and interest rates on an issue year basis, varying by benefit type.

For deferred annuities in the pay out stage, Single Premium Immediate Annuities (“SPIA”) and supplementary contracts, the path of future guaranteed benefits with the highest present value is used to set policy reserves. For most fixed period annuity contracts (except for certain issues prior to 2002), this present value is calculated using the maximum statutory valuation interest rate for SPIA. Life annuity contracts are valued based on the Annuity 2000 table, and the maximum valuation interest rates on an issue year basis.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31, are as follows (in thousands):

	2007		2006
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal:
At book value without adjustment	$1,933,003	72.6%	$2,138,494	77.9%
At book value less current surrender charge of 5% or more	1,133	0.0%	2,374	0.1%
At fair value	676,409	25.5%	555,776	20.2%
Not subject to discretionary withdrawal	50,913	1.9%	49,659	1.8%
Total (gross)	2,661,458	100.0%	2,746,303	100.0%
Reinsurance ceded	—		—
Total (net)	$2,661,458		$2,746,303

Annuity reserves and deposit-type contract funds for the year ended December 31, are as follows (in thousands):

	2007	2006
General Account:
Total annuities (excluding supplementary contracts with life)	$1,140,701	$1,272,662
Supplementary contracts with life contingencies	694	709
Miscellaneous reserves, GMDB	771	715
Deposit-type contracts	842,883	916,441
Subtotal	1,985,049	2,190,527

Separate Accounts:
Annuities	676,409	555,776
Total	$2,661,458	$2,746,303

For Ordinary Life Insurance (including term plans, Universal Life and Variable Universal Life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 4.5% and 4.0%. Term conversion reserves are based on TIAA-CREF Life term conversion mortality experience and interest at 4.5% or 4.0%.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2007 and December 31, 2006,

Intelligent Variable Annuity ■ Statement of Additional Information	B-35

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company

respectively. As of December 31, 2007 and 2006, the Company had $2,654,347 thousand and $2,168,127 thousand of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York. Reserves to cover the above insurance totaled $9,839 thousand and $10,170 thousand at December 31, 2007 and 2006, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest has been determined by formula as prescribed by the NAIC. The Tabular Less Actual Reserve Released has been determined by formula as prescribed by the NAIC. The Tabular Cost has been determined by formula as described in the instructions prescribed by the NAIC. For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 16—reinsurance

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring the liability for policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2007, there were still premiums in force of $11,309 thousands.

In addition to the MetLife agreements, the Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The regulatory required liability for reserves ceded to unauthorized reinsurers is secured by letters of credit. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2007	2006	2005
Premiums	$44,915	$37,817	$30,621
Increase in policy and contract reserves	$18,889	$66,915	$52,446
Policy and contract reserves	$214,682	$195,794	$128,878

Note 17—capital and surplus and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below as of December 31, are as follows (in thousands):

	2007	2006
Net unrealized capital (losses)	$(566)	$(299)
Asset valuation reserve	$5,453	$(1,205)
Deferred federal income tax	$1,692	$(139)
Non-admitted asset value	$(25,114)	$259

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 18—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

B-36	Statement of Additional Information ■ Intelligent Variable Annuity

730 Third Avenue

New York, NY 10017-3206

A11525 (5/08)